AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 27, 2025
1933 Act No. 333-287668

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. [2]
Post-Effective Amendment No. [ ]
(Check appropriate box or boxes)

ALLSPRING FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1415 Vantage Park Drive, 3rd Floor
Charlotte, North Carolina 28203
(Address of Principal Executive Offices)
(800) 222-8222
(Registrant’s Telephone Number)

Matthew Prasse
Allspring Funds Management, LLC
1415 Vantage Park Drive, 3rd Floor
Charlotte, North Carolina 28203
(Name and Address of Agent for Service)

With a copy to:

Jason F. Monfort
Kirkland & Ellis LLP
1301 Pennsylvania Avenue, N.W.
Washington, DC 20004

It is proposed that this filing will become effective on July 1, 2025.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ALLSPRING FUNDS TRUST
PART A

PROSPECTUS/INFORMATION STATEMENT

Prospectus/Information Statement	|

Important merger information

July 1, 2025

Dear Shareholder,

On May 27-29, 2025, the Board of Trustees (the “Board”) of Allspring Funds Trust (the “Trust”) approved the mergers outlined in the table below (the “Mergers”) and the related Agreement and Plan of Reorganization. The Mergers do not require approval by Target Fund shareholders. We are not asking you for a proxy and you are requested not to send us a proxy.

Target Fund	Acquiring Fund
Allspring Adjustable Rate Government Fund	Allspring Ultra Short-Term Income Fund
Allspring Discovery Small Cap Growth Fund	Allspring Emerging Growth Fund
Allspring Large Company Value Fund	Allspring Special Large Cap Value Fund

In each Merger, the Target Fund will transfer all of its assets and liabilities to the respective Acquiring Fund noted above in exchange for shares of the Acquiring Fund.

The Mergers are scheduled to take place on or about July 25, 2025. The Mergers are expected to be tax-free reorganizations for U.S. federal income tax purposes. Immediately following the Mergers of your respective Target Fund into the corresponding Acquiring Fund, you will hold shares of the Acquiring Fund with a dollar value equal to the dollar value of the Target Fund shares you previously held. You will not incur any sales charges or similar transaction charges as a result of the Merger.

Details about your Target Fund’s and its corresponding Acquiring Fund’s investment objectives, principal investment strategies, management, past performance, principal risks, fees, and expenses, along with additional information about the Merger, are contained in the attached Prospectus/Information Statement. Please read it carefully. If you have any questions about the Mergers or related Merger materials, please call your investment professional, trust officer, or the Allspring Funds at 1-800-222-8222.

Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

John Kenney
President
Allspring Funds

ALLSPRING FUNDS TRUST

1415 VANTAGE PARK DRIVE, 3RD FLOOR, CHARLOTTE, NC 28203
1-800-222-8222

July 1, 2025

PROSPECTUS/INFORMATION STATEMENT

This Prospectus/Information Statement contains information you should know about the mergers of each Target Fund into the Acquiring Fund as set forth and defined in the table below, each of which is a series of Allspring Funds Trust (the “Trust”), a registered open-end management investment company (each a “Merger”, together the “Mergers”). The Mergers will result in shareholders receiving shares of the Acquiring Fund in exchange for their shares of the Target Fund. The Target Funds and Acquiring Funds listed below are collectively referred to as the “Funds.”

Target Fund	Acquiring Fund
Allspring Adjustable Rate Government Fund	Allspring Ultra Short-Term Income Fund
Allspring Discovery Small Cap Growth Fund	Allspring Emerging Growth Fund
Allspring Large Company Value Fund	Allspring Special Large Cap Value Fund

Please read this Prospectus/Information Statement carefully and retain it for future reference. Additional information concerning each Fund has been filed with the Securities and Exchange Commission (the “SEC”).

The prospectuses, statements of additional information (“SAI”), annual reports and semi-annual reports, if required, of each Target Fund and Acquiring Fund are incorporated into this document by reference and are legally deemed to be part of this Prospectus/Information Statement, per the table that follows.

Fund
Allspring Adjustable Rate Government Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring Discovery Small Cap Growth Fund	Prospectuses and Statement of Additional Information	Annual Report	N/A
Allspring Large Company Value Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring Ultra Short-Term Income Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring Emerging Growth Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report
Allspring Special Large Cap Value Fund	Prospectuses and Statement of Additional Information	Annual Report	Semiannual Report

Copies of these documents are available upon request without charge by writing to Allspring Funds, PO Box 219967, Kansas City, MO 64121-99676, calling 1.800.222.8222 or visiting the Allspring Funds website at allspringglobal.com. You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Information Statement are not deposits of a bank, are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

Table of Contents

Overview
Key Features of the Merger ..................................................................................................................................	1
Reasons for the Merger and Board of Trustees Approval .......................................................................................	1
Merger Summary
Adjustable Rate Government Fund into Ultra Short-Term Income Fund .................................................................	2
Discovery Small Cap Growth Fund into Emerging Growth Fund ............................................................................	9
Large Company Value Fund into Special Large Cap Value Fund ............................................................................	17
Risk Descriptions ................................................................................................................................................	24
Management of the Funds ..................................................................................................................................	26
Merger Information
Board Considerations ..........................................................................................................................................	28
Agreement and Plan of Reorganization .................................................................................................................	33
Material U.S. Federal Income Tax Consequences of the Merger .............................................................................	34
Account Information
Share Class Eligibility ...........................................................................................................................................	44
Share Class Features ............................................................................................................................................	46
Reductions and Waivers of Sales Charge ..............................................................................................................	48
Compensation to Financial Professionals and Intermediaries ................................................................................	50
Buying and Selling Fund Shares ...........................................................................................................................	51
Exchanging Fund Shares ......................................................................................................................................	53
Frequent Purchases and Redemptions of Fund Shares ..........................................................................................	54
Distributions ........................................................................................................................................................	56
Pricing Fund Shares .............................................................................................................................................	56
Information on Shareholders' Rights ...................................................................................................................	57
Financial Statements ..........................................................................................................................................	68
Pro Forma Capitalization .....................................................................................................................................	69
Additional Information ........................................................................................................................................	71
Exhibits
Exhibit A - Agreement and Plan of Reorganization ................................................................................................	A-1
Exhibit B - Comparison of the Funds Fundamental Investment Policies .................................................................	B-1
Exhibit C - Financial Highlights .............................................................................................................................	C-1

OVERVIEW

This section summarizes the primary features and consequences of each Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this Prospectus/Information Statement, in the Merger Statement of Additional Information (“Merger SAI”), in each Fund’s prospectus, financial statements contained in its annual report, SAI, and in the related Agreement and Plan of Reorganization (the “Plan”), a form of which is attached as Exhibit A hereto.

KEY FEATURES OF THE MERGERS

The Plan sets forth the key features of the Mergers covered thereby and generally provides for the following:

■	the transfer of all of the assets and liabilities of the Target Fund to the corresponding Acquiring Fund in exchange for new shares of the Acquiring Fund;

■	the assumption by the Acquiring Fund of all of the assets and liabilities of the corresponding Target Fund;

■	the liquidation of the Target Fund by distributing the shares of the corresponding Acquiring Fund to the Target Fund’s shareholders; and

■	the assumption of the cost of the Mergers by Allspring Funds Management, LLC ( the “Manager” or “Allspring Funds Management”) or one of its affiliates.

The Mergers are scheduled to take place on or about July 25, 2025 (the “Closing Date”). For a more complete description of the Mergers, see the section entitled “Merger Information - Agreement and Plan of Reorganization,” as well as Exhibit A. The costs of the Mergers, including printing and mailing this Prospectus/Information Statement, (other than brokerage and transaction costs associated with the sale or purchase of portfolio securities in connection with the Mergers) will be paid by Allspring Funds Management or one of its affiliates, and so will not be borne by shareholders of any Fund. Allspring Funds Management or one of its affiliates will bear these costs even if the Mergers can not be completed.

REASONS FOR THE MERGER AND BOARD OF TRUSTEES APPROVAL

At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the Trust held on May 27-29, 2025 (the “Meeting”), the Trustees, all of whom are not “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered and unanimously approved each Merger.

Prior to approving each Merger, the Manager recommended that the Board approve each Merger. The Manager proposed each Merger after reviewing the fund lineup in the Allspring Fund family noting that it considered various factors, including the similarities between the investment objectives and the strategies of the respective Target Funds and Acquiring Funds, the potential for lower expenses in the future, and benefits from increased scale and product viability, as applicable.

Before approving the Mergers, the Board reviewed information about the Funds and the Mergers. This included, among other things, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of each Acquiring Fund following the Mergers), as well as the similarities and differences between the Funds’ investment objectives, principal investment strategies and specific portfolio characteristics.

The Board has concluded that each Merger would be in the best interests of each Target Fund and each Acquiring Fund, and that existing shareholders’ interests will not be diluted as a result of the Mergers. The Board has also approved the Plan on behalf of each Acquiring Fund. For further information about the considerations of the Board, please see the section entitled “Board Considerations.”

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MERGER SUMMARY

For each Merger, the following section provides a comparison of the Funds’ investment objectives, principal investment strategies, fundamental investment policies, risks, performance records, and expenses. It also provides information about what the management and share class structure of each Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this Prospectus/Information Statement and each Fund’s prospectus(es) and SAI.

ALLSPRING ADJUSTABLE RATE GOVERNMENT FUND INTO ALLSPRING ULTRA SHORT-TERM INCOME FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for your Target Fund shares as a result of the Merger. The Acquiring Fund share class to be received in exchange for the applicable Target Fund share class was chosen based on a consideration of expense structure and shareholder eligibility similarities.

If you own this class of shares of the Allspring Adjustable Rate Government Fund (Target Fund):	You will receive this class of shares of the Allspring Ultra Short-Term Income Fund (Acquiring Fund)[1]:
Class A	Class A
Class C	Class C
Administrator Class[2]	Institutional Class
Institutional Class	Institutional Class
1.	The Acquiring Fund also offers Class A2 and Administrator Class shares. These classes are not involved in the Merger.
2.	In light of a planned conversion of Administrator Class shares into Institutional Class shares for certain Allspring Funds in September 2025, Administrator Class shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund in the Merger.

The Acquiring Fund shares you will receive as a result of the Merger will have the same dollar value as your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information on how you can buy, sell or exchange shares of the Acquiring Fund see the section entitled “Account Information.” Additional information on how you can buy, sell or exchange shares of the Target Fund is available in the Target Fund’s prospectus and SAI. In addition, the distribution policies for the Funds are the same.

Investment Objective and Strategy Comparison

The following section compares the investment objectives and principal investment strategies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds have identical investment objectives and similar principal investment strategies, that differ primarily with respect to the Acquiring Fund’s ability to invest in a broader array of debt securities than the Target Fund which is limited to mortgage-backed and asset-backed securities issued or guaranteed by U.S. Government agencies. In addition, the Acquiring Fund may invest up to 25% in U.S. dollar-denominated debt securities of foreign issuers and up to 15% in below investment grade debt securities while the Target Fund does not include these strategies.

Allspring Adjustable Rate Government Fund (Target Fund)	Allspring Ultra Short-Term Income Fund (Acquiring Fund)
INVESTMENT OBJECTIVES	INVESTMENT OBJECTIVES
The Fund seeks current income consistent with capital preservation.	The Fund seeks current income consistent with capital preservation.
PRINCIPAL INVESTMENT STRATEGIES	PRINCIPAL INVESTMENT STRATEGIES

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Allspring Adjustable Rate Government Fund (Target Fund)	Allspring Ultra Short-Term Income Fund (Acquiring Fund)

Under normal circumstances, we invest:

■

at least 80% of the Fund’s net assets in mortgage-backed and asset-backed securities issued or guaranteed by U.S. Government agencies or government-sponsored entities, that have interest rates that reset at periodic intervals; and

■

up to 20% of the Fund’s total assets in obligations that pay fixed interest rates.

Under normal circumstances, we invest:

■

at least 80% of the Fund’s net assets in income-producing debt securities;

■

up to 25% of the Fund’s total assets in U.S. dollar-denominated debt securities of foreign issuers; and

■

up to 15% of the Fund’s total assets in below investment-grade debt securities.

We invest principally in mortgage-backed securities (including collateralized mortgage obligations (CMOs)) and asset-backed securities issued or guaranteed by U.S. Government agencies or government-sponsored entities. Under normal circumstances, we expect to maintain an average credit quality rating for the portfolio equivalent to the highest rating available from a Nationally Recognized Statistical Ratings Organization (NRSRO). In the event that a NRSRO assigns U.S. sovereign debt a rating below its highest rating, we expect to maintain an average credit quality rating that is equivalent to the average rating assigned to U.S. sovereign debt. We may also use futures for duration and yield curve management. As part of our mortgage-backed securities investment strategy, we may enter into dollar roll transactions. Under normal circumstances, the dollar-weighted average reset period of the adjustable rate securities held by the Fund will not exceed one year.

We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. These securities may have fixed, floating or variable rates. We may invest in investment-grade and below investment-grade debt securities (often called “high-yield” securities or “junk bonds”), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest insecurities that are rated at least BB by Standard & Poor’s or Ba by Moody’s, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures for duration and yield curve management. While we may purchase securities of any maturity or duration, under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be 1.5 years or less and the Fund’s dollar-weighted average effective duration to be 1 year or less. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in the Fund’s portfolio. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.

We employ a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning, issuer selection and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include the effect of changing principal prepayments, interest rate and yield spread volatility, and the impact of changes in the level and shape of the yield curve on a security’s value. We may sell a security based on how we expect these factors to affect a security’s value relative to its indicated sales price as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

We employ a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer’s general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors including an assessment of environmental, social and governance (ESG) factors that are deemed to have material business and/or financial risk. The ESG factors utilized in the fund’s investment process may change over time, some factors may not be relevant with respect to all issuers and may or may not be determinative in the security selection process. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

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Fundamental Investment Policy Comparison

The fundamental investment policies of the Funds, which may only be changed with shareholder approval, are identical. For a chart of the Funds’ fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are similar to those of the Acquiring Fund due to the similarity of the Funds’ investment objectives and principal investment strategies, as noted above. The principal difference relates to the Acquiring Fund being subject to Foreign Investment Risk and High Yield Securities Risk. The table below compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled “Risk Descriptions.”

Allspring Adjustable Rate Government Fund (Target Fund)	Allspring Ultra Short-Term Income Fund (Acquiring Fund)
Debt Securities Risk	Debt Securities Risk
Derivatives Risk	Derivatives Risk
Not a risk of the Fund.	Foreign Investment Risk
Futures Contracts Risk	Futures Contracts Risk
Not a risk of the Fund.	High Yield Securities Risk
Not a risk of the Fund.	Loan Risk
Management Risk	Management Risk
Market Risk	Market Risk
Mortgage- and Asset-Backed Securities Risk	Mortgage- and Asset-Backed Securities Risk
U.S. Government Obligations Risk	U.S. Government Obligations Risk

The Funds have other investment policies, practices and restrictions which, together with their related risks, are set forth in each Fund’s prospectuses and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund’s returns have varied from year to year and compare each Fund’s returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds on the Allspring Funds website at allspringglobal.com. Following the Merger, the Acquiring Fund will be the accounting and performance survivor.

Calendar Year Total Returns for Class A Shares (%) for the Allspring Adjustable Rate Government Fund
(Returns do not reflect sales charges and would be lower if they did)

|

Highest Quarter: March 31, 2024	+1.81%
Lowest Quarter: March 31, 2020	-0.93%
Year-to-date total return as of March 31, 2025 is 1.16%

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Average Annual Total Returns for the periods ended 12/31/2024 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	6/30/2000	4.22%	2.04%	1.45%
Class A (after taxes on distributions)	6/30/2000	2.43%	1.01%	0.69%
Class A (after taxes on distributions and the sale of Fund Shares)	6/30/2000	2.47%	1.15%	0.79%
Class C (before taxes)	6/30/2000	4.47%	1.81%	1.11%
Administrator Class (before taxes)	7/30/2010	6.40%	2.59%	1.80%
Institutional Class (before taxes)	10/1/1991	6.67%	2.74%	1.95%
Bloomberg 6-Month Treasury Bill Index (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		5.43%	2.59%	1.93%
Bloomberg U.S. Aggregate Bond Index (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		1.25%	-0.33%	1.35%

Calendar Year Total Returns for Class A Shares (%) for the Allspring Ultra Short-Term Income Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: June 30, 2020	+3.48%
Lowest Quarter: March 31, 2020	-2.32%
Year-to-date total return as of March 31, 2025 is 1.19%

Average Annual Total Returns for the periods ended 12/31/2024 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	8/31/1999	4.07%	2.42%	1.96%
Class A (after taxes on distributions)	8/31/1999	2.31%	1.52%	1.22%
Class A (after taxes on distributions and the sale of Fund Shares)	8/31/1999	2.38%	1.46%	1.18%
Class C (before taxes)	7/18/2008	4.40%	2.10%	1.57%
Institutional Class (before taxes)	8/31/1999	6.34%	3.07%	2.46%
Bloomberg Short-Term Government/Corporate Bond Index (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		5.31%	2.50%	1.92%

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Average Annual Total Returns for the periods ended 12/31/2024 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Bloomberg U.S. Aggregate Bond Index (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		1.25%	-0.33%	1.35%

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund. For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled “Share Class Information” above.

The first table entitled “Shareholder Fees” allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges following the Merger. The sales charges for each class of shares of the Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

The second table entitled “Annual Fund Operating Expenses” allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table are based on the actual expenses incurred for each Fund’s fiscal year ended August 31, 2024. The pro forma expense column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended February 28, 2025, assuming the Merger had taken place at the beginning of that period. As illustrated in more detail below, the Target Fund’s gross and net expenses across all classes are higher than that of the Acquiring Fund (both before and after the Merger). The investment management fee schedule for the Target Fund is higher than the investment management fee schedule for the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)
	Allspring Adjustable Rate Government Fund (Pre-Merger)	Allspring Ultra Short-Term Income Fund (Pre-Merger)	Allspring Ultra Short-Term Income Fund (Pro Forma)
Class A
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	2.00%	2.00%	2.00%
Maximum deferred sales charge (load) (as a percentage of the offering price)	None[1]	None[1]	None[1]
Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	1.00%	1.00%	1.00%
Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
1.	Investments of $250,000 or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 0.40% if redeemed within 12 months from the date of purchase.

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	Allspring Adjustable Rate Government Fund (Pre-Merger)	Allspring Adjustable Rate Government Fund (Pre-Merger)	Allspring Ultra Short-Term Income Fund (Pre-Merger)	Allspring Ultra Short-Term Income Fund (Proforma)
	Class A		Class A	Class A
Management Fees	0.35%		0.24%	0.24%
Distribution (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.54%		0.44%	0.43%
Acquired Fund Fees and Expenses	0.00%		0.01%	0.01%
Total Annual Fund Operating Expenses	0.89%		0.69%	0.68%
Waiver of Fund Expenses	(0.15)%		(0.18)%	(0.17)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	0.74%[1]		0.51%[2]	0.51%[3]
	Class C		Class C	Class C
Management Fees	0.35%		0.24%	0.24%
Distribution (12b-1) Fees	0.75%		0.75%	0.75%
Other Expenses	0.54%		0.44%	0.43%
Acquired Fund Fees and Expenses	0.00%		0.01%	0.01%
Total Annual Fund Operating Expenses	1.64%		1.44%	1.43%
Waiver of Fund Expenses	(0.15)%		(0.18)%	(0.17)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	1.49%[1]		1.26%[2]	1.26%[3]
	Administrator Class	Institutional Class	Institutional Class	Institutional Class
Management Fees	0.35%	0.35%	0.24%	0.24%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.49%	0.22%	0.12%	0.11%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.84%	0.57%	0.37%	0.36%
Waiver of Fund Expenses	(0.24)%	(0.11)%	(0.11)%	(0.10)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	0.60%[1]	0.46%[1]	0.26%[2]	0.26%[3]
1.	The Manager has contractually committed through December 31, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.74% for Class A, 1.49% for Class C, 0.60% for Administrator Class and 0.46% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
2.	The Manager has contractually committed through December 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.50% for Class A, 1.25% for Class C and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
3.	Effective upon the closing of the Merger, the Manager has contractually committed through December 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waivers at 0.50% for Class A, 1.25% for Class C and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses. The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The examples assume a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same, as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the examples assume that such waivers or reimbursements will only be in place through the dates indicated in the footnotes

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above (both pre-merger and pro forma). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Allspring Adjustable Rate Government Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$274	$463	$669	$1,261
Class C	$252	$503	$878	$1,931
Administrator Class	$61	$244	$442	$1,015
Institutional Class	$47	$172	$307	$703
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$152	$503	$878	$1,931
Allspring Ultra Short-Term Income Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$251	$380	$541	$1,007
Class C	$228	$419	$752	$1,692
Institutional Class	$27	$96	$185	$445
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$128	$419	$752	$1,692
Allspring Ultra Short-Term Income Fund (Proforma)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$251	$379	$537	$997
Class C	$228	$418	$748	$1,683
Institutional Class	$27	$94	$181	$435
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$128	$418	$748	$1,683

Each Fund has a shareholder servicing fee of up to 0.25% for Class A and Administrator Class shares. Class C shares of each Fund have a shareholder servicing fee of 0.25% and a distribution fee (12b-1 fee) of 0.75%. Institutional Class shares of each Fund do not pay a distribution fee (12b-1 fee) or a shareholder servicing fee.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio managers for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled “Management of the Funds.”

Allspring Ultra Short-Term Income Fund
Investment Manager	Allspring Funds Management, LLC
Investment Sub-adviser	Allspring Global Investments, LLC
Portfolio Manager, Title/Managed Since

Christopher Y. Kauffman, CFA, Portfolio Manager / 2010
Janet S. Rilling, CFA, CPA, Portfolio Manager / 2022
Michael J. Schueller, CFA, Portfolio Manager / 2019
Michal Stanczyk, Portfolio Manager /2021
Noah M. Wise, CFA, Portfolio Manager /2013

Tax Information

It is expected that, for U.S. federal income tax purposes and under currently applicable U.S. federal income tax law, the Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). A receipt of an opinion substantially to that effect from Kirkland & Ellis LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will generally not be taxable to the Acquiring Fund, the Target Fund or their

 | 8

shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.

The remainder of this discussion assumes that the Merger will be treated as a “reorganization” under Section 368(a) of the Internal Revenue Code.

The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, generally resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder.

A Fund’s net capital losses realized are permitted to be carried forward indefinitely to offset future capital gain.

Before the Closing Date, the Target Fund expects to sell a substantial portion of its portfolio securities in connection with repositioning its portfolio in anticipation of the Merger. These transactions will result in additional transaction costs to the Target Fund and, while these transactions could result in increased taxable distributions to shareholders of the Target Fund, there are not expected to be any realized capital gains since the Target Fund has significant unrealized capital losses available to offset any gains. Transaction costs are dependent on market conditions and actual securities traded; costs could be higher or lower for securities based on liquidity. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets.

Certain other U.S. federal income tax consequences are discussed below under “Material U.S. Federal Income Tax Consequences of the Merger.”

ALLSPRING DISCOVERY SMALL CAP GROWTH FUND INTO ALLSPRING EMERGING GROWTH FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for your Target Fund shares as a result of the Merger. The Acquiring Fund share class to be received in exchange for the applicable Target Fund share class was chosen based on a consideration of expense structure and shareholder eligibility similarities.

If you own this class of shares of the Allspring Discovery Small Cap Growth Fund (Target Fund):	You will receive this class of shares of the Allspring Emerging Growth Fund (Acquiring Fund)[1]:
Class A	Class A
Class C	Class C
Class R6	Class R6
Administrator Class[2]	Institutional Class
Institutional Class	Institutional Class
1.	The Acquiring Fund also offers Administrator Class shares. This class is not involved in the Merger.
2.	In light of a planned conversion of Administrator Class shares into Institutional Class shares for certain Allspring Funds in September 2025, Administrator Class shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund in the Merger.

The Acquiring Fund shares you will receive as a result of the Merger will have the same dollar value as your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information on how you can buy, sell or exchange shares of the Acquiring Fund see the section entitled “Account Information.” Additional information on how you can buy, sell or exchange shares of the Target Fund is available in the Target Fund’s prospectus and SAI. In addition, the distribution policies for the Funds are the same.

Investment Objective and Strategy Comparison

The following section compares the investment objectives and principal investment strategies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds have identical investment objectives and substantially similar principal investment strategies that differ primarily as to the level of investment in foreign securities with the Acquiring Fund able to invest up to 25% while the Target Fund may only investment up to 15%.

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Allspring Discovery Small Cap Growth Fund (Target Fund)	Allspring Emerging Growth Fund (Acquiring Fund)
INVESTMENT OBJECTIVES	INVESTMENT OBJECTIVES
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest:

■

at least 80% of the Fund’s net assets in equity securities of small-capitalization companies; and

■

up to 15% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

Under normal circumstances, we invest:

■

at least 80% of the Fund’s total assets in equity securities of small-capitalization companies; and

■

up to 25% of the Fund’s total assets in equity securities of foreign issuers through American Depository Receipts(ADRs) and similar investments.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000®Index at the time of purchase. The market capitalization range of the Russell 2000®Index was $17 million to $10.8 billion, as of June 30, 2024, and is expected to change frequently.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $17.09 million to $11.39 billion, as of July 31, 2024, and is expected to change frequently. Small-capitalization companies may include both domestic and foreign small-capitalization companies.

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Allspring Discovery Small Cap Growth Fund (Target Fund)	Allspring Emerging Growth Fund (Acquiring Fund)

We seek to identify companies that have the prospect for strong sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that we believe have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). Furthermore, we seek to identify companies that embrace innovation and foster disruption using technology to maximize efficiencies, gain pricing advantages, and take market share from competitors. We view innovative companies as those that, among other characteristics, have the ability to advance new products or services through investment in research and development, that operate a business model that is displacing legacy industry incumbents, that are pursuing a large unmet need or total available market. We believe innovation found in companies on the “right side of change” is often mispriced in today’s public equity markets and is a frequent signal or anomaly that we seek to exploit through our investment process. An important criteria for “right side of change” companies is that they are benefiting from changes in technological, demographic, lifestyle, or environmental trends. We pay particular attention to how management teams allocate capital in order to drive future cash flow. This includes the allocation of human capital, financial capital, and social capital. We believe successful allocation of such resources has a correlation with key indicators of future performance. Price objectives are determined based on industry-specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization) and free cash flow yield. In addition to meeting with management, we take a surround the company approach by surveying a company’s vendors, distributors, competitors and customers to obtain multiple perspectives that help us make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which we define as the value of the company (i.e., our price target for the stock) relative to where the stock is currently trading. We may invest in any sector, and at times the Fund may emphasize one or more particular sectors. We may choose to sell a holding when it no longer offers favorable growth prospects, reaches our target price, or to take advantage of a better investment opportunity.

We seek small-capitalization companies that are in the emerging phase of their life cycle. We believe earnings and revenue growth relative to consensus expectations are critical factors in determining stock price movements. Thus, our investment process focuses on identifying companies with robust and sustainable growth in revenue and earnings that are underappreciated by the market. To find that growth, we use bottom-up research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model have sufficient profit potential. We forecast revenue and earnings growth along with other key financial metrics to assess investment potential. We then combine that company-specific analysis with our assessment of what the market is discounting for growth to form a buy/sell decision about a particular stock. We seek to capitalize on investment opportunities where a sizable gap exists between market consensus and our expectation for a company’s growth prospects. We may invest in any sector and, at times, we may emphasize one or more particular sectors. In addition, our investment process is built on a foundation of continuous risk management and a strict sell discipline. We sell a company’s securities when we see signs that can cause a company’s growth prospects to deteriorate, as this often leads to lower valuation potential. We may also sell or trim a position when we need to raise money to fund the purchase of a better investment opportunity or when valuation has extended beyond our expectations.

Fundamental Investment Policy Comparison

The fundamental investment policies of the Funds, which may only be changed with shareholder approval, are identical in practice. For a chart of the Funds’ fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar to those of the Acquiring Fund due to the similarity of the Funds’ investment objectives and principal investment strategies, as noted above. The table below compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled “Risk Descriptions.”

Allspring Discovery Small Cap Growth Fund (Target Fund)	Allspring Emerging Growth Fund (Acquiring Fund)
Equity Securities Risk	Equity Securities Risk
Foreign Investment Risk	Foreign Investment Risk
Growth/Value Investing Risk	Growth/Value Investing Risk

11 |

Allspring Discovery Small Cap Growth Fund (Target Fund)	Allspring Emerging Growth Fund (Acquiring Fund)
Management Risk	Management Risk
Market Risk	Market Risk
Smaller Company Securities Risk	Smaller Company Securities Risk

The Funds have other investment policies, practices and restrictions which, together with their related risks, are set forth in each Fund’s prospectuses and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund’s returns have varied from year to year and compare each Fund’s returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds on the Allspring Funds website at allspringglobal.com. Following the Merger, the Acquiring Fund will be the accounting and performance survivor.

Calendar Year Total Returns for Class A Shares (%) for the Allspring Discovery Small Cap Growth Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: June 30, 2020	+39.27%
Lowest Quarter: June 30, 2022	-25.71%
Year-to-date total return as of March 31, 2025 is -10.33%

Average Annual Total Returns for the periods ended 12/31/2024 (returns reflect applicable sales charges)[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	6/5/1995	7.08%	4.01%	7.02%
Class A (after taxes on distributions)	6/5/1995	7.08%	2.65%	4.53%
Class A (after taxes on distributions and the sale of Fund Shares)	6/5/1995	4.19%	3.15%	4.98%
Class C (before taxes)	7/30/2010	11.73%	4.48%	7.02%
Class R6 (before taxes)	5/29/2020	14.10%	5.68%	8.06%
Administrator Class (before taxes)	7/30/2010	13.72%	5.63%	7.93%
Institutional Class (before taxes)	11/19/1997	13.96%	5.59%	8.01%
Russell 2000® Growth Index (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		15.15%	6.86%	8.09%
Russell 3000® Index (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		23.81%	13.86%	12.55%

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1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

Calendar Year Total Returns for Class A Shares (%) for the Allspring Emerging Growth Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: June 30, 2020	+42.72%
Lowest Quarter: June 30, 2022	-25.02%
Year-to-date total return as of March 31, 2025 is -10.47%

Average Annual Total Returns for the periods ended 12/31/2024 (returns reflect applicable sales charges)[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	3/31/2008	11.99%	5.30%	7.85%
Class A (after taxes on distributions)	3/31/2008	10.08%	2.33%	4.87%
Class A (after taxes on distributions and the sale of Fund Shares)	3/31/2008	8.59%	4.39%	5.97%
Class C (before taxes)	3/31/2008	16.80%	5.76%	7.85%
Class R6 (before taxes)	7/31/2018	19.25%	6.99%	8.97%
Institutional Class (before taxes)	3/31/2008	19.11%	6.93%	8.91%
Russell 2000® Growth Index (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		15.15%	6.86%	8.09%
Russell 3000® Index (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		23.81%	13.86%	12.55%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund. For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled “Share Class Information” above.

The first table entitled “Shareholder Fees” allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges following the Merger. The sales charges for each class of shares of the Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

13 |

The second table entitled “Annual Fund Operating Expenses” allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table are based on the actual expenses incurred for each Fund’s fiscal year end March 31, 2025 for the Target Fund and April 30, 2024 for the Acquiring Fund. The pro forma expense column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended October 31, 2024, assuming the Merger had taken place at the beginning of that period. As illustrated in more detail below, the Target Fund’s gross expenses across all classes are higher than that of the Acquiring Fund (both before and after the Merger). The net expenses of the Target Fund and Acquiring Fund (both before and after the Merger) are identical except in the case of the Target Fund’s Administrator Class which is higher than the Acquiring Fund’s Institutional Class. The investment management fee schedules for both Funds are identical.

Shareholder Fees (fees paid directly from your investment)
	Allspring Discovery Small Cap Growth Fund (Pre-Merger)	Allspring Emerging Growth Fund (Pre-Merger)	Allspring Emerging Growth Fund (Pro Forma)
Class A
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the offering price)	None[1]	None[1]	None[1]
Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	1.00%	1.00%	1.00%
Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
1.	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months from the date of purchase.

	Allspring Discovery Small Cap Growth Fund (Pre-Merger)	Allspring Discovery Small Cap Growth Fund (Pre-Merger)	Allspring Emerging Growth Fund (Pre-Merger)	Allspring Emerging Growth Fund (Proforma)
	Class A		Class A	Class A
Management Fees	0.85%		0.85%	0.85%
Distribution (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.70%		0.55%	0.53%

 | 14

	Allspring Discovery Small Cap Growth Fund (Pre-Merger)	Allspring Discovery Small Cap Growth Fund (Pre-Merger)	Allspring Emerging Growth Fund (Pre-Merger)	Allspring Emerging Growth Fund (Proforma)
	Class A		Class A	Class A
Total Annual Fund Operating Expenses	1.55%		1.40%	1.38%
Waiver of Fund Expenses	(0.33)%		(0.18)%	(0.16)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	1.22%[1]		1.22%[2]	1.22%[3]
	Class C		Class C	Class C
Management Fees	0.85%		0.85%	0.85%
Distribution (12b-1) Fees	0.75%		0.75%	0.75%
Other Expenses	0.70%		0.55%	0.53%
Total Annual Fund Operating Expenses	2.30%		2.15%	2.13%
Waiver of Fund Expenses	(0.33)%		(0.18)%	(0.16)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	1.97%[1]		1.97%[2]	1.97%[3]
	Class R6		Class R6	Class R6
Management Fees	0.85%		0.85%	0.85%
Distribution (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	0.28%		0.13%	0.11%
Total Annual Fund Operating Expenses	1.13%		0.98%	0.96%
Waiver of Fund Expenses	(0.33)%		(0.18)%	(0.16)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	0.80%[1]		0.80%[2]	0.80%[3]
	Administrator Class	Institutional Class	Institutional Class	Institutional Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.63%	0.38%	0.23%	0.21%
Total Annual Fund Operating Expenses	1.48%	1.23%	1.08%	1.06%
Waiver of Fund Expenses	(0.33)%	(0.33)%	(0.18)%	(0.16)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	1.15%[1]	0.90%[1]	0.90%[2]	0.90%[3]
1.	The Manager has contractually committed through July 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 1.22% for Class A, 1.97% for Class C, 1.15% for Administrator Class, 0.90% for Institutional Class and 0.80% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
2.	The Manager has contractually committed through August 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 1.22% for Class A, 1.97% for Class C, 0.90% for Institutional Class and 0.80% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
3.	Effective upon the closing of the Merger, the Manager has contractually committed through August 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waivers at 1.22% for Class A, 1.97% for Class C, 0.80% for Class R6 and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses. The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only.

15 |

The examples assume a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same, as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the examples assume that such waivers or reimbursements will only be in place through the dates indicated in the footnotes above (both pre-merger and pro forma). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Allspring Discovery Small Cap Growth Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$692	$1,006	$1,342	$2,288
Class C	$300	$687	$1,200	$2,610
Class R6	$82	$326	$590	$1,345
Administrator Class	$117	$435	$777	$1,740
Institutional Class	$92	$358	$644	$1,459
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$200	$687	$1,200	$2,610
Allspring Emerging Growth Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$692	$958	$1,264	$2,128
Class C	$300	$638	$1,120	$2,453
Class R6	$82	$275	$506	$1,168
Institutional Class	$92	$307	$560	$1,284
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$200	$638	$1,120	$2,453
Allspring Emerging Growth Fund (Proforma)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$692	$956	$1,257	$2,110
Class C	$300	$635	$1,114	$2,436
Class R6	$82	$273	$499	$1,148
Institutional Class	$92	$305	$553	$1,264
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$200	$635	$1,114	$2,436

Each Fund has a shareholder servicing fee of up to 0.25% for Class A and Administrator Class shares. Class C shares of each Fund have a shareholder servicing fee of 0.25% and a distribution fee (12b-1 fee) of 0.75%. Class R6 and Institutional shares of each fund do not pay a distribution fee (12b-1 fee) or a shareholder servicing fee.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio managers for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled “Management of the Funds.”

Allspring Emerging Growth Fund
Investment Manager	Allspring Funds Management, LLC
Investment Sub-adviser	Allspring Global Investments, LLC
Portfolio Manager, Title/Managed Since	Robert Gruendyke, CFA, Portfolio Manager / 2020 David Nazaret, CFA, Portfolio Manager / 2020 Michael T. Smith, CFA, Portfolio Manager / 2024 Christopher J. Warner, CFA, Portfolio Manager / 2024

 | 16

Tax Information

It is expected that, for U.S. federal income tax purposes and under currently applicable U.S. federal income tax law, the Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. A receipt of an opinion substantially to that effect from Kirkland & Ellis LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will generally not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.

The remainder of this discussion assumes that the Merger will be treated as a “reorganization” under Section 368(a) of the Internal Revenue Code.

The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, generally resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder.

A Fund’s net capital losses realized are permitted to be carried forward indefinitely to offset future capital gain.

The Target Fund does not expect to sell any of its portfolio securities in connection with repositioning its portfolio in anticipation of the Merger.

Certain other U.S. federal income tax consequences are discussed below under “Material U.S. Federal Income Tax Consequences of the Merger.”

ALLSPRING LARGE COMPANY VALUE FUND INTO ALLSPRING SPECIAL LARGE CAP VALUE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for your Target Fund shares as a result of the Merger. The Acquiring Fund share class to be received in exchange for the applicable Target Fund share class was chosen based on a consideration of expense structure and shareholder eligibility similarities.

If you own this class of shares of the Allspring Large Company Value Fund (Target Fund):	You will receive this class of shares of the Allspring Special Large Cap Value Fund (Acquiring Fund):
Class A	Class A
Class C	Class C
Class R6	Class R6
Administrator Class	Administrator Class
Institutional Class	Institutional Class

The Acquiring Fund shares you will receive as a result of the Merger will have the same dollar value as your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information on how you can buy, sell or exchange shares of the Acquiring Fund see the section entitled “Account Information.” Additional information on how you can buy, sell or exchange shares of the Target Fund is available in the Target Fund’s prospectus and SAI. In addition, the distribution policies for the Funds are the same.

Investment Objective and Strategy Comparison

The following section compares the investment objectives and principal investment strategies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds have identical investment objectives and principal investment strategies.

Allspring Large Company Value Fund (Target Fund)	Allspring Special Large Cap Value Fund (Acquiring Fund)
INVESTMENT OBJECTIVES	INVESTMENT OBJECTIVES
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES	PRINCIPAL INVESTMENT STRATEGIES

17 |

Allspring Large Company Value Fund (Target Fund)	Allspring Special Large Cap Value Fund (Acquiring Fund)

Under normal circumstances, we invest:

■

at least 80% of the Fund’s net assets in equity securities of large-capitalization companies;

■

up to 20% of the Fund’s total assets in equity securities of foreign issuers, through ADRs and similar investments

Under normal circumstances, we invest:

■

at least 80% of the Fund’s total assets in equity securities of large-capitalization companies; and

■

up to 20% of the Fund’s total assets in equity securities of foreign issuers, through ADRs and similar investments

We invest principally in equity securities of approximately 30 to 50 U.S. large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The market capitalization range of the Russell 1000® Index was approximately $174 million to $3.41 trillion, as of October 31, 2024, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.

We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The market capitalization range of the Russell 1000® Index was approximately $174 million to $3.41 trillion, as of October 31, 2024, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.

We look for undervalued companies that we believe have the potential for above average capital appreciation with below average risk. Rigorous fundamental research drives our search for companies with favorable reward-to-risk ratios and that possess, a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. We regularly review the investments of the portfolio and may sell a portfolio holding when a stock near its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or we identify a more attractive investment opportunity.

We look for undervalued companies that we believe have the potential for above average capital appreciation with below average risk. Rigorous fundamental research drives our search for companies with favorable reward-to-risk ratios and that possess, a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. We regularly review the investments of the portfolio and may sell a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or we identify a more attractive investment opportunity.

Fundamental Investment Policy Comparison

The fundamental investment policies of the Funds, which may only be changed with shareholder approval, are identical. For a chart of the Funds’ fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar to those of the Acquiring Fund due to the similarity of the Funds’ investment objectives and principal investment strategies, as noted above. The principal difference is the Acquiring Fund is subject to Foreign Investment Risk. The table below compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled “Risk Descriptions.”

Allspring Large Company Value Fund (Target Fund)	Allspring Special Large Cap Value Fund (Acquiring Fund)
Equity Securities Risk	Equity Securities Risk
Focused Portfolio Risk	Focused Portfolio Risk
Not a risk of the Fund.	Foreign Investment Risk
Growth/Value Investing Risk	Growth/Value Investing Risk
Management Risk	Management Risk
Market Risk	Market Risk

The Funds have other investment policies, practices and restrictions which, together with their related risks, are set forth in each Fund’s prospectuses and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund’s returns have varied from year to year and compare each Fund’s returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds on the Allspring Funds website at allspringglobal.com. Following the Merger, the Acquiring Fund will be the accounting and performance survivor.

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Calendar Year Total Returns for Class A Shares (%) for the Allspring Large Company Value Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: December 31, 2020	+16.93%
Lowest Quarter: March 31, 2020	-23.86%
Year-to-date total return as of March 31, 2025 is 2.74%

Average Annual Total Returns for the periods ended 12/31/2024 (returns reflect applicable sales charges)[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	3/31/2008	10.97%	9.36%	7.87%
Class A (after taxes on distributions)	3/31/2008	5.74%	5.47%	4.70%
Class A (after taxes on distributions and the sale of Fund Shares)	3/31/2008	6.89%	5.80%	5.05%
Class C (before taxes)	3/31/2008	15.94%	9.83%	7.86%
Class R6 (before taxes)	4/7/2017	18.27%	11.11%	8.97%
Administrator Class (before taxes)	12/31/2001	17.89%	10.74%	8.62%
Institutional Class (before taxes)	3/31/2008	18.11%	11.01%	8.89%
Russell 1000® Value Index (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		14.37%	8.68%	8.49%
Russell 3000® Index (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		23.81%	13.86%	12.55%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

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Calendar Year Total Returns for Class A Shares (%) for the Allspring Special Large Cap Value Fund
(Returns do not reflect sales charges and would be lower if they did)

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Highest Quarter: December 31, 2022	+15.72%
Lowest Quarter: March 31, 2020	-25.58%
Year-to-date total return as of March 31, 2025 is 1.82%

Average Annual Total Returns for the periods ended 12/31/2024 (returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	8/1/2006	9.86%	7.83%	8.40%
Class A (after taxes on distributions)	8/1/2006	7.48%	5.77%	6.23%
Class A (after taxes on distributions and the sale of Fund Shares)	8/1/2006	7.14%	5.83%	6.23%
Class C (before taxes)	8/1/2006	14.69%	8.34%	8.40%
Class R6 (before taxes)	11/30/2012	17.05%	9.58%	9.62%
Administrator Class (before taxes)	7/30/2010	16.68%	9.29%	9.22%
Institutional Class (before taxes)	8/1/2006	16.93%	9.54%	9.48%
Russell 1000® Value Index (Strategy Benchmark) (reflects no deduction for fees, expenses, or taxes)		14.37%	8.68%	8.49%
Russell 3000® Index (Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		23.81%	13.86%	12.55%

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund. For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled “Share Class Information” above.

The first table entitled “Shareholder Fees” allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges following the Merger. The sales charges for each class of shares of the Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

The second table entitled “Annual Fund Operating Expenses” allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table are based on the actual expenses incurred for each Fund’s fiscal year ended July 31, 2024. The pro forma expense column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended January 31, 2025, assuming the Merger had taken place at the beginning of that period. As illustrated in more detail below, the Target Fund’s gross expenses across all classes are higher than that of

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the Acquiring Fund (both before and after the Merger). The net expenses of the Target Fund and Acquiring Fund (both before and after the Merger) are identical. The investment management fee schedules for both Funds are identical.

Shareholder Fees (fees paid directly from your investment)
	Allspring Large Company Value Fund (Pre-Merger)	Allspring Special Large Cap Value Fund (Pre-Merger)	Allspring Special Large Cap Value Fund (Pro Forma)
Class A
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of the offering price)	None[1]	None[1]	None[1]
Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	1.00%	1.00%	1.00%
Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	None	None
1.	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months from the date of purchase.

	Allspring Large Company Value Fund (Pre-Merger)	Allspring Special Large Cap Value Fund (Pre-Merger)	Allspring Special Large Cap Value Fund (Proforma)
Class A
Management Fees	0.40%	0.40%	0.39%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.56%	0.48%	0.48%
Total Annual Fund Operating Expenses	0.96%	0.88%	0.87%
Waiver of Fund Expenses	(0.14)%	(0.06)%	(0.05)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	0.82%[1]	0.82%[2]	0.82%[3]
Class C
Management Fees	0.40%	0.40%	0.39%
Distribution (12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	0.56%	0.48%	0.48%

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	Allspring Large Company Value Fund (Pre-Merger)	Allspring Special Large Cap Value Fund (Pre-Merger)	Allspring Special Large Cap Value Fund (Proforma)
Total Annual Fund Operating Expenses	1.71%	1.63%	1.62%
Waiver of Fund Expenses	(0.14)%	(0.06)%	(0.05)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	1.57%[1]	1.57%[2]	1.57%[3]
Class R6
Management Fees	0.40%	0.40%	0.39%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.14%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.54%	0.46%	0.45%
Waiver of Fund Expenses	(0.14)%	(0.06)%	(0.05)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	0.40%[1]	0.40%[2]	0.40%[3]
Administrator Class
Management Fees	0.40%	0.40%	0.39%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.49%	0.41%	0.41%
Total Annual Fund Operating Expenses	0.89%	0.81%	0.80%
Waiver of Fund Expenses	(0.14)%	(0.06)%	(0.05)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	0.75%[1]	0.75%[2]	0.75%[3]
Institutional Class
Management Fees	0.40%	0.40%	0.39%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.24%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.64%	0.56%	0.55%
Waiver of Fund Expenses	(0.14)%	(0.06)%	(0.05)%
Total Annual Fund Operating Expenses After Waiver Fee Waiver	0.50%[1]	0.50%[2]	0.50%[3]
1.	The Manager has contractually committed through November 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.82% for Class A, 1.57% for Class C, 0.40% for Class R6, 0.75% for Administrator Class and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
2.	The Manager has contractually committed through November 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.82% for Class A, 1.57% for Class C, 0.40% for Class R6, 0.75% for Administrator Class and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
3.	Effective upon the closing of the Merger, the Manager has contractually committed through November 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waivers at 0.82% for Class A, 1.57% for Class C, 0.40% for Class R6, 0.75% for Administrator Class and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses. The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The examples assume a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same, as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the examples assume that such waivers or reimbursements will only be in place through the dates indicated in the footnotes above (both pre-merger and pro forma). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Allspring Large Company Value Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$654	$850	$1,062	$1,673
Class C	$260	$525	$915	$2,008
Class R6	$41	$159	$288	$664
Administrator Class	$77	$270	$479	$1,083
Institutional Class	$51	$191	$343	$785
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$160	$525	$915	$2,008
Allspring Special Large Cap Value Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$654	$834	$1,029	$1,592
Class C	$260	$508	$881	$1,928
Class R6	$41	$142	$252	$573
Administrator Class	$77	$253	$444	$996
Institutional Class	$51	$173	$307	$696
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$160	$508	$881	$1,928
Allspring Special Large Cap Value Fund (Proforma)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$654	$827	$1,020	$1,577
Class C	$260	$501	$872	$1,913
Class R6	$41	$134	$242	$557
Administrator Class	$77	$245	$434	$980
Institutional Class	$51	$166	$297	$679
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$160	$501	$872	$1,913

Each Fund has a shareholder servicing fee of up to 0.25% for Class A and Administrator Class shares. Class C shares of each Fund have a shareholder servicing fee of 0.25% and a distribution fee (12b-1 fee) of 0.75%. Class R6 and Institutional shares of each fund do not pay a distribution fee (12b-1 fee) or a shareholder servicing fee.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio managers for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled “Management of the Funds.”

Allspring Special Large Cap Value Fund
Investment Manager	Allspring Funds Management, LLC
Investment Sub-adviser	Allspring Global Investments, LLC
Portfolio Manager, Title/Managed Since	James M. Tringas, CFA, Portfolio Manager / 2021 Bryant VanCronkhite, CFA, CPA, Portfolio Manager / 2021 Shane Zweck, CFA, Portfolio Manager / 2021

Tax Information

It is expected that, for U.S. federal income tax purposes and under currently applicable U.S. federal income tax law, the Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. A receipt of an opinion substantially to that effect from Kirkland & Ellis LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger

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will generally not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.

The remainder of this discussion assumes that the Merger will be treated as a “reorganization” under Section 368(a) of the Internal Revenue Code.

The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, generally resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder.

A Fund’s net capital losses realized are permitted to be carried forward indefinitely to offset future capital gain.

The Target Fund does not expect to sell any of its portfolio securities in connection with repositioning its portfolio in anticipation of the Merger.

Certain other U.S. federal income tax consequences are discussed below under “Material U.S. Federal Income Tax Consequences of the Merger.”

RISK DESCRIPTIONS

An investment in each Acquiring Fund is subject to certain risks. There is no assurance that the return of an Acquiring Fund will be positive or that an Acquiring Fund will meet its investment objective. An investment in an Acquiring Fund is not a deposit of a bank or its affiliates; is not insured, or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in an Acquiring Fund could result in a loss of money. The following provides additional information regarding the various risks (in alphabetical order) of investing in an Acquiring Fund as referenced in the section entitled “Merger Summary - Principal Risk Comparison”.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the

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value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.

Focused Portfolio Risk. Changes in the value of a small number of issuers are likely to have a larger impact on a Fund’s net asset value than if the Fund held a greater number of issuers.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks, such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Growth/Value Investing Risk. Securities that exhibit certain characteristics, such as growth characteristics or value characteristics, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities that exhibit different characteristics.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

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Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of a Fund. Funds that may enter into mortgage dollar roll transactions are subject to the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting a Fund’s ability to repurchase securities at the agreed upon price.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. Government.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the manager and sub-adviser of each Acquiring Fund as referenced in the section entitled “Merger Summary” and also provides expenses related to the operation of the Acquiring Funds.

MANAGER

Allspring Funds Management, headquartered at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, provides advisory and fund-level administrative services to each Acquiring Fund pursuant to an investment management agreement. Allspring Funds Management is a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. Allspring Funds Management is a registered investment adviser that provides advisory services for registered mutual funds, closed-end funds and other funds and accounts.

SUB-ADVISER

Allspring Investments is a registered investment adviser located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring Investments, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds.

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MANAGEMENT AND SUB-ADVISORY FEES

As compensation for the investment management services Allspring Funds Management provides to Acquiring Funds, Allspring Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Acquiring Fund’s average daily net assets.

Fund	Management Fee
Ultra Short-Term Income Fund	First $1B Next $4B Next $5B Over $10B	0.250% 0.225% 0.190% 0.180%
Emerging Growth Fund	First $500M Next $500M Next $1B Next $1B Next $1B Next $1B Next $5B Over $10B	0.850% 0.825% 0.800% 0.775% 0.750% 0.730% 0.720% 0.710%
Special Large Cap Value Fund[1]	First $1B Next $4B Next $5B Over $10B	0.400% 0.375% 0.340% 0.330%
1.	This fee schedule is effective as of June 1, 2025, and represents changes to the Fund’s management fee schedule approved by the Board of Trustees at a meeting held on May 27-29, 2025.

For providing investment sub-advisory services to the Acquiring Funds, Allspring Investments is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of the Acquiring Fund’s average daily net assets. Allspring Investments is compensated for its services by Allspring Funds Management from the fees Allspring Funds Management receives for its services as investment manager to each Acquiring Fund.

Fund	Sub-Adviser	Sub-Advisory Fee
Ultra Short-Term Income Fund	Allspring Investments	First $100M Next $200M Over $300M	0.150% 0.100% 0.050%
Emerging Growth Fund	Allspring Investments	First $100M Next $100M Over $200M	0.550% 0.500% 0.400%
Special Large Cap Value Fund	Allspring Investments	First $100M Next $200M Next $500M Over $800M	0.300% 0.275% 0.250% 0.200%

For the Acquiring Fund’s most recent fiscal year, the management fee paid to Allspring Funds Management, net of any applicable waivers and reimbursement was as follows:

Management Fees Paid
As a % of average daily net assets
Ultra Short-Term Income Fund	0.13%
Emerging Growth Fund	0.80%
Special Large Cap Value Fund	0.59%

For a discussion regarding the basis for the approval of each Acquiring Fund’s Management Agreement and Sub-Advisory Agreement by the Board, please see the Acquiring Fund’s annual report for the year ended. The Ultra Short-Term Income Fund has a fiscal year end of August 31st. The Emerging Growth Fund has a fiscal year end of October 31st. The Special Large Cap Value Fund has a fiscal year end of January 31st.

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MULTI-MANAGER ARRANGEMENT

The Funds and Allspring Funds Management have obtained an exemptive order from the SEC that permits Allspring Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Allspring Funds Management or the Funds, as well as sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly owns Allspring Funds Management. In addition, the SEC staff, pursuant to no-action relief, has extended multi-manager relief to any affiliated sub-adviser,such as affiliated sub-advisers that are not wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly owns Allspring Funds Management, provided certain conditions are satisfied (all such sub-advisers covered by the order or relief, “Multi-Manager Sub-Advisers”).

As such, Allspring Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for each Fund that is eligible to rely on the order or relief. Allspring Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If anew sub-adviser is hired for a Fund pursuant to the order or relief, the Fund is required to notify shareholders within 90days. The Funds are not required to disclose the individual fees that Allspring Funds Management pays to a Multi-Manager Sub-Adviser.

ADDITIONAL INFORMATION REGARDING THE EXPENSES OF THE FUNDS

The Target Fund and the Acquiring Fund each pay Allspring Funds Management a class-level administrative fee. The class-level administrative fee is applied on a class-by-class basis and at rates that differ among classes. Allspring Funds Management provides or obtains transfer agency services for the Target Fund and the Acquiring Fund as part of its class-level administrative service, and the administrative fee paid on a class-by-class basis is intended in part to compensate Allspring Funds Management for providing or obtaining those transfer agency services. The Target Fund’s and the Acquiring Fund’s SAI contains more information regarding the administration and transfer agency service fees borne by the Target Fund and the Acquiring Fund.

MERGER INFORMATION

BOARD CONSIDERATIONS

ALLSPRING ADJUSTABLE RATE GOVERNMENT FUND INTO ALLSPRING ULTRA SHORT-TERM INCOME FUND

At the Meeting, the Trustees, all of whom are Independent Trustees, considered the Merger of the Allspring Adjustable Rate Government Fund into the Allspring Ultra Short-Term Income Fund. In advance of the Meeting, Allspring Funds Management provided extensive background materials and analyses to the Board. These materials included the rationale for the proposed Merger, as well as information on the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund; their respective fee arrangements, operating expense ratios, asset sizes, and investment performance; and analyses of certain tax information, transaction cost information and the projected benefits of the Merger. Representatives of Allspring Funds Management presented these materials and responded to questions from the Board at the Meeting.

The Independent Trustees reviewed and discussed these materials and analyses with Allspring Funds Management and among themselves. The Independent Trustees were assisted in their evaluation of the Merger by independent legal counsel, with whom they met separately and from whom they received separate legal advice. After such review, discussion and evaluation, the Board unanimously approved the Plan for the Merger at the Meeting. In its deliberations, the Board considered that some of the projected benefits of the Merger would accrue to Allspring Funds Management and its affiliates, in addition to those that would accrue to the shareholders of the Target Fund and the Acquiring Fund. In this regard, the Board noted that Allspring Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and the reduction of other associated operational costs resulting from the consolidation of Funds with identical investment objectives and are managed using similar investment philosophies. The Board took into account these benefits, among others, in the context of focusing on Fund shareholder benefits and evaluating the Merger overall, and determined that merging the Target Fund into the Acquiring Fund would be in the best interests of each Fund. The Board further determined that the interests of the shareholders of the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

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In approving the Plan, the Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee likely attributed different weights to various factors. The reasons for the Board’s approval of the Merger with respect to the Target Fund included the following:

Overall Basis for Approval. The Board considered a number of factors in determining that the Merger would be in the best interest of the Target Fund. The Board noted that Allspring Funds Management proposed the Merger after reviewing the Target Fund’s decline in assets over the years. The Board noted that Allspring Funds Management proposed the Merger based on its view that, compared to the Target Fund, the combined fund after the Merger would have increased marketability, long term viability, reduced expenses, and greater assets, which could potentially lead to the combined fund reaching breakpoints in its investment management fee schedule.

The Board also reviewed Allspring Funds Management’s assessment of other possible options for the Target Fund, including continuing to operate the Target Fund as it is currently operating. In this regard, the Board noted Allspring Funds Management’s assessment that the Target Fund is a niche offering with limited viability given its outflows, and that the merger would put Target Fund shareholders in a substantially similar combined Fund with lower fees, lower expenses, and a better performance track record.

Portfolio Management. The Board noted the Target Fund and Acquiring Fund are both advised by Allspring Funds Management and sub-advised by Allspring Global Investments. The Board further noted that the portfolio management team at Allspring Global Investments that is responsible for the day-to-day portfolio management of the Target Fund is part of the portfolio management team that is responsible for the day-to-day portfolio management of the Acquiring Fund, and would continue to be responsible for the day-to-day portfolio management of Acquiring Fund after the Merger.

Greater Potential Economies of Scale and Viability. The Board also considered that shareholders of both the Target Fund and the Acquiring Fund may benefit from the potential for greater economies of scale and viability in the future by consolidating the Target Fund into the Acquiring Fund. The Board noted that Allspring Funds Management expected the Acquiring Fund, as the combined fund, to have greater potential for asset growth, increased potential to reach breakpoints in its investment management fee schedule as a result of such growth, and improved viability following the Merger.

Compatible Investment Objectives and Investment Strategies. The Board considered that the investment objectives of the Target Fund and the Acquiring Fund are identical. The Board noted that the Target Fund and Acquiring Fund are managed using similar investment philosophies, and took into account the differences in the principal investment strategies of the Target Fund and the Acquiring Fund. In this regard, the Board noted that under normal circumstances, the Target Fund invests at least 80% of its net assets in mortgage-backed and asset-backed securities issued or guaranteed by U.S. Government agencies or government-sponsored entities, that have interest rates that reset at periodic intervals; and up to 20% of its total assets in obligations that pay fixed interest rates. The Board further noted that under normal circumstances the Acquiring Fund invests at least 80% of its net assets in income-producing debt securities; up to 25% of its total assets in U.S. dollar-denominated debt securities of foreign issuers; and up to 15% of its total assets in below investment-grade debt securities.

Comparative Performance. The Board reviewed the performance of the Target Fund relative to that of the Acquiring Fund, and noted that the Acquiring Fund (Institutional Class) had outperformed the Target Fund (Institutional Class) for the one-, three-, five-, and ten-year periods ended March 31, 2025. In reviewing the comparative performance of the two Funds, the Board considered the similarities and differences, as applicable, between the Funds’ investment objectives and principal investment strategies.

Management and Sub-Advisory Fees. The Board noted that the Acquiring Fund has a lower management fee schedule than the management fee schedule of the Target Fund. The Board further noted that the sub-advisory fee schedule for the Acquiring Fund is lower than the sub-advisory fee schedule for the Target Fund.

Gross and Net Operating Expense Ratios of the Funds. The Board considered the gross and net operating expenses for each share class of the Target Fund and Acquiring Fund. In particular, the Board considered that the net operating expense ratio and the net operating expense ratio cap of each share class of the Acquiring Fund is lower than that of each corresponding share class of the Target Fund. The Board further noted that the pro forma combined net operating expense ratio of each share class of the Acquiring Fund will be lower than that that of each corresponding share class of the Target Fund after giving effect to the Merger and taking into account fee waiver and expense reimbursement commitments by Allspring Funds Management. In this regard, the Board noted that Allspring Funds

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Management would extend the Acquiring Fund’s net operating expense ratio caps through December 31, 2026, and that thereafter, the caps may not be increased or removed without Board approval.

Expenses Of the Merger. The Board was advised that Allspring Funds Management or one of its affiliates will bear all expenses incurred in connection with the Merger (other than brokerage or transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger). The Board also considered that Target Fund shareholders will not pay any front-end or deferred sales charges (as applicable) in connection with the Merger.

Conclusion. Ultimately, in the exercise of its business judgment, the Board determined that participating in the Merger would be in the best interests of the Target Fund and the Acquiring Fund. The Board further determined that the interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

ALLSPRING DISCOVERY SMALL CAP GROWTH FUND INTO ALLSPRING EMERGING GROWTH FUND

At the Meeting, the Trustees, all of whom are Independent Trustees, considered the Merger of the Allspring Discovery Small Cap Growth Fund into the Allspring Emerging Growth Fund. In advance of the Meeting, Allspring Funds Management provided extensive background materials and analyses to the Board. These materials included the rationale for the proposed Merger, as well as information on the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund; their respective fee arrangements, operating expense ratios, asset sizes, and investment performance; and analyses of certain tax information, transaction cost information and the projected benefits of the Merger. Representatives of Allspring Funds Management presented these materials and responded to questions from the Board at the Meeting.

The Independent Trustees reviewed and discussed these materials and analyses with Allspring Funds Management and among themselves. The Independent Trustees were assisted in their evaluation of the Merger by independent legal counsel, with whom they met separately and from whom they received separate legal advice. After such review, discussion and evaluation, the Board unanimously approved the Plan for the Merger at the Meeting. In its deliberations, the Board considered that some of the projected benefits of the Merger would accrue to Allspring Funds Management and its affiliates, in addition to those that would accrue to the shareholders of the Target Fund and the Acquiring Fund. In this regard, the Board noted that Allspring Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and the reduction of other associated operational costs resulting from the consolidation of Funds with identical investment objectives and substantially similar investment strategies. The Board took into account these benefits, among others, in the context of focusing on Fund shareholder benefits and evaluating the Merger overall, and determined that merging the Target Fund into the Acquiring Fund would be in the best interests of each Fund. The Board further determined that the interests of the shareholders of the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

In approving the Plan, the Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee likely attributed different weights to various factors. The reasons for the Board’s approval of the Merger with respect to the Target Fund included the following:

Overall Basis for Approval. The Board considered a number of factors in determining that the Merger would be in the best interest of the Target Fund. The Board noted that Allspring Funds Management proposed the merger after reviewing the growth fund lineup in the Allspring Fund family in light of recent changes to the growth equity portfolio management team at Allspring Global Investments, LLC (“Allspring Global Investments”), the sub-adviser to the Funds. In particular, the Board noted that Allspring Global Investments combined two growth equity portfolio management teams in May 2024, and that since the combined team began managing the Target Fund, the portfolio holdings and expenses of the Target Fund and Acquiring Fund have aligned, resulting in redundant product offerings. The Board noted that the Target Fund has experienced consistent outflows over the past three years, leaving the Target Fund with $69 million in net assets as of March 31, 2025. The Board also noted that it was management’s view that, compared to the Target Fund on a stand-alone basis, the combined Fund would have improved marketability, which could potentially lead to the Combined Fund reaching breakpoints in its investment management fee schedule faster and provide greater long-term product viability.

The Board also reviewed Allspring Funds Management’s assessment of other possible options for the Target Fund, including continuing to operate the Target Fund as it is currently operating. In this regard, the Board noted Allspring Funds Management’s assessment that, given that the Funds have the same or substantially similar portfolio management teams, strategies, holdings and expense caps, the merger would put Target Fund shareholders in a

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substantially similar combined Fund with greater assets, increased potential to share economies of scale, and greater long-term product viability for Fund investors.

Portfolio Management. The Board noted the Target Fund and Acquiring Fund are both advised by Allspring Funds Management and sub-advised by Allspring Global Investments. The Board further noted that the same portfolio management team at Allspring Global Investments is responsible for the day-to-day portfolio management of both the Target Fund and the Acquiring Fund, and would continue to be responsible for the day-to-day portfolio management of Acquiring Fund after the Merger.

Greater Potential Economies of Scale and Viability. The Board considered that shareholders of both the Target Fund and the Acquiring Fund may benefit from the potential for greater economies of scale and viability in the future by consolidating the Target Fund into the Acquiring Fund. The Board noted that Allspring Funds Management expected the Acquiring Fund, as the combined Fund, to have greater potential for asset growth, increased potential to reach breakpoints in its investment management fee schedule as a result of such growth, and improved viability following the Merger.

Compatible Investment Objectives and Investment Strategies. The Board considered that the investment objectives of the Target Fund and the Acquiring Fund are identical. The Board noted that the principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar. In this regard, the Board noted that under normal circumstances, the Target Fund invests at least 80% of its net assets in equity securities of small-capitalization companies; and up to 15% of its total assets in equity securities of foreign issuers, including American Depository Receipts (ADRs) and similar investments. The Board further noted that under normal circumstances the Acquiring Fund invests at least 80% of its total assets in equity securities of small-capitalization companies; and up to 25% of its total assets in equity securities of foreign issuers through ADRs and similar investments. The Board also noted that Allspring Funds Management does not expect to sell the Target Fund’s portfolio holdings in connection with the Merger (other than in the ordinary course of portfolio management or to meet redemptions).

Comparative Performance. The Board reviewed the performance of the Target Fund relative to that of the Acquiring Fund, and noted that the performance of the Acquiring Fund (Institutional Class) was better than or in range of the performance of the Target Fund (Institutional Class) for the one-, three-, five-, and ten-year periods ended March 31, 2025, but noted that the Acquiring Fund underperformed the Target Fund for the three-year period. In reviewing the comparative performance of the two Funds, the Board considered the similarities between the Funds’ investment objectives and principal investment strategies, and the combination of the Fund’s portfolio management teams in May 2024. The Board also considered the Funds’ performance relative to that of peers and the Funds’ benchmark index.

Management and Sub-Advisory Fees. The Board noted that the management fee schedule for the Target Fund is identical to the management fee schedule for the Acquiring Fund. The Board further noted that the sub-advisory fee schedule for the Target Fund is identical to the sub-advisory fee schedule for the Acquiring Fund.

Gross and Net Operating Expense Ratios of the Funds. The Board considered the gross and net operating expenses for each share class of the Target Fund and Acquiring Fund. In particular, the Board considered that the net operating expense ratio and the net operating expense ratio cap of each share class of the Acquiring Fund is equal to that of each corresponding share class of the Target Fund. The Board noted that in the Merger, shareholders of the Target Fund’s Administrator Class would receive shares of the Acquiring Fund’s Institutional Class, which has a lower net operating expense ratio and net operating expense ratio cap than the Target Fund’s Administrator Class. The Board further noted that the pro forma combined net operating expense ratio of each other share class of the Acquiring Fund will be equal to that of each corresponding share class of the Target Fund after giving effect to the Merger and taking into account fee waiver and expense reimbursement commitments by Allspring Funds Management. In this regard, the Board noted that Allspring Funds Management would extend the Acquiring Fund’s net operating expense ratio caps through August 31, 2026, and that thereafter, the caps may not be increased or removed without Board approval.

Expenses Of the Merger. The Board was advised that Allspring Funds Management or one of its affiliates will bear all expenses incurred in connection with the Merger (other than brokerage or transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger). The Board also considered that Target Fund shareholders will not pay any front-end or deferred sales charges (as applicable) in connection with the Merger.

Conclusion. Ultimately, in the exercise of its business judgment, the Board determined that participating in the Merger would be in the best interests of the Target Fund and the Acquiring Fund. The Board further determined that the

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interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

ALLSPRING LARGE COMPANY VALUE FUND INTO ALLSPRING SPECIAL LARGE CAP VALUE FUND

At the Meeting, the Trustees, all of whom are Independent Trustees, considered the Merger of the Allspring Large Company Value Fund into the Allspring Special Large Cap Value Fund. In advance of the Meeting, Allspring Funds Management provided extensive background materials and analyses to the Board. These materials included the rationale for the proposed Merger, as well as information on the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund; their respective fee arrangements, operating expense ratios, asset sizes, and investment performance; and analyses of certain tax information, transaction cost information and the projected benefits of the Merger. Representatives of Allspring Funds Management presented these materials and responded to questions from the Board at the Meeting.

The Independent Trustees reviewed and discussed these materials and analyses with Allspring Funds Management and among themselves. The Independent Trustees were assisted in their evaluation of the Merger by independent legal counsel, with whom they met separately and from whom they received separate legal advice. After such review, discussion and evaluation, the Board unanimously approved the Plan for the Merger at the Meeting. In its deliberations, the Board considered that some of the projected benefits of the Merger would accrue to Allspring Funds Management and its affiliates, in addition to those that would accrue to the shareholders of the Target Fund and the Acquiring Fund. In this regard, the Board noted that Allspring Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and the reduction of other associated operational costs resulting from the consolidation of Funds with identical investment objectives and substantially similar principal investment strategies. The Board took into account these benefits, among others, in the context of focusing on Fund shareholder benefits and evaluating the Merger overall, and determined that merging the Target Fund into the Acquiring Fund would be in the best interests of each Fund. The Board further determined that the interests of the shareholders of the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

In approving the Plan, the Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee likely attributed different weights to various factors. The reasons for the Board’s approval of the Merger with respect to the Target Fund included the following:

Overall Basis for Approval. The Board considered a number of factors in determining that the Merger would be in the best interest of the Target Fund. In particular, the Board noted that the portfolio management team at Allspring Global Investments, LLC (“Allspring Global Investments”), the sub-adviser to the Funds, that is responsible for the Acquiring Fund assumed portfolio management responsibilities for the Target Fund in March 2025. The Board further noted that the Target Fund’s principal investment strategy was changed at that time to the same principal investment strategy as the Acquiring Fund, and the Target Fund’s portfolio holdings were transitioned to align to those of the Acquiring Fund. The Board noted that the Acquiring Fund was more than five times larger than the Target Fund as of March 31, 2025.

The Board reviewed Allspring Funds Management’s assessment of other possible options for the Target Fund, including continuing to operate the Target Fund as it is currently operating. In this regard, the Board noted Allspring Funds Management’s assessment that, given that the Funds have the same or substantially similar portfolio management teams, strategies, holdings and expense caps, the merger would put Target Fund shareholders in a substantially similar combined Fund that provides the potential for greater long-term product viability for Target Fund shareholders.

Portfolio Management. The Board noted the Target Fund and Acquiring Fund are both advised by Allspring Funds Management and sub-advised by Allspring Global Investments. The Board further noted that the same portfolio management team at Allspring Global Investments is responsible for the day-to-day portfolio management of both the Target Fund and the Acquiring Fund, and would continue to be responsible for the day-to-day portfolio management of Acquiring Fund after the Merger.

Greater Potential Economies of Scale and Viability. The Board also considered that shareholders of both the Target Fund and the Acquiring Fund may benefit from the potential for greater economies of scale and viability in the future by consolidating the Target Fund into the Acquiring Fund. The Board noted that Allspring Funds Management expected the Acquiring Fund, as the combined Fund, to have greater potential for asset growth, increased potential to reach breakpoints in its investment management fee schedule as a result of such growth, and improved viability following the Merger.

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Compatible Investment Objectives and Investment Strategies. The Board considered that the investment objectives of the Target Fund and the Acquiring Fund are identical. The Board noted that the principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar. In this regard, the Board noted that under normal circumstances, the Target Fund invests at least 80% of its net assets in equity securities of large-capitalization companies, while the Acquiring Fund invests at least 80% of its net assets in equity securities of large-capitalization companies and up to 20% of its total assets in equity securities of foreign issuers, through American Depository Receipts (ADRs) and similar investments. The Board also noted that Allspring Funds Management does not expect to sell the Target Fund’s portfolio holdings in connection with the Merger (other than in the ordinary course of portfolio management or to meet redemptions).

Comparative Performance. The Board reviewed the performance of the Target Fund relative to that of the Acquiring Fund, and noted that the performance of the Acquiring Fund (Institutional Class) was better than or in range of the performance of the Target Fund (Institutional Class) for the one-, three-, and ten-year periods ended March 31, 2025, but noted that the Acquiring Fund underperformed the Target Fund for the five-year period. In reviewing the comparative performance of the two Funds, the Board considered the similarities between the Funds’ investment objectives and principal investment strategies, and the fact that both Funds have been managed by the same portfolio management team since March 2025. The Board also considered the Funds’ performance relative to that of peers and the Funds’ benchmark index.

Management and Sub-Advisory Fees. The Board noted that it had approved changing the management fee schedule for the Target Fund in connection with the Board’s annual of re-approval of the Target Fund’s Investment Management Agreement, effective June 1, 2025. The Board noted that the revised management fee schedule for the Target Fund will be identical to the management fee schedule for the Acquiring Fund as of June 1, 2025 and as of the date of the merger. The Board further noted that the sub-advisory fee schedule for the Target Fund is lower than the sub-advisory fee schedule for the Acquiring Fund, and further noted that Allspring Funds Management, not the Acquiring Fund, pays the sub-advisory fee to Allspring Global Investments.

Gross and Net Operating Expense Ratios of the Funds. The Board considered the gross and net operating expenses for each share class of the Target Fund and Acquiring Fund. In particular, the Board considered that the net operating expense ratio and the net operating expense ratio cap of each share class of the Acquiring Fund is equal to that of each corresponding share class of the Target Fund. The Board further noted that the pro forma combined net operating expense ratio of each share class of the Acquiring Fund will be equal to that of each corresponding share class of the Target Fund after giving effect to the Merger and taking into account fee waiver and expense reimbursement commitments by Allspring Funds Management. In this regard, the Board noted that Allspring Funds Management would extend the Acquiring Fund’s net operating expense ratio caps through November 30, 2026, and that thereafter, the caps may not be increased or removed without Board approval.

Expenses Of the Merger. The Board was advised that Allspring Funds Management or one of its affiliates will bear all expenses incurred in connection with the Merger (other than brokerage or transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger). The Board also considered that Target Fund shareholders will not pay any front-end or deferred sales charges (as applicable) in connection with the Merger.

Conclusion. Ultimately, in the exercise of its business judgment, the Board determined that participating in the Merger would be in the best interests of the Target Fund and the Acquiring Fund. The Board further determined that the interests of the shareholders of both the Target Fund and the Acquiring Fund would not be diluted as a result of the Merger.

AGREEMENT AND PLAN OF REORGANIZATION

The following summary of the Plan is qualified in its entirety by reference to Exhibit A attached hereto.

The Plan provides that each Acquiring Fund will acquire all of the assets of the Target Fund in exchange for shares of equal value of the Acquiring Fund (measured on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, at 9:00 a.m. Eastern Time on a particular Merger date (the “Effective Time”).

The number of full and fractional shares of each class of the Acquiring Fund to be received by each corresponding class of the Target Fund will be determined by dividing the value of assets net of known liabilities attributable to the Target Fund class by the NAV of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net of liabilities and the NAV of each class of the Target Fund shall be the same

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method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Effective Time or upon such other date as the parties may agree, as of the last time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the “Valuation Date”).

Prior to the Closing Date, the Target Fund may declare a distribution which, together with all previous distributions, shall have the effect of distributing to the Target Fund’s shareholders (in shares of the Target Fund, or in cash, as the shareholder has previously elected) substantially all of the Target Fund’s undistributed investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Effective Time, and all of its undistributed net capital gain realized in all taxable periods ending on or prior to the Effective Time (after reduction by any available capital loss carryforwards).

At the Effective Time or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of the Trust in accordance with applicable law and its Amended and Restated Declaration of Trust (“Declaration of Trust”).

A majority of the Board may terminate the Plan on behalf of the Target Fund or Acquiring Fund under certain circumstances. In addition, completion of a Merger is subject to numerous conditions set forth in the Plan, the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a tax-free “reorganization” for U.S. federal income tax purposes.

Allspring Funds Management or one of its affiliates will bear all expenses incurred in connection with the Merger even if the Merger is not completed (other than brokerage or transaction costs associated with the sale or purchase of portfolio securities in connection with the Merger).

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

The following discussion summarizes certain material U.S. federal income tax consequences of the Mergers, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code, applicable U.S. Department of the Treasury (the “U.S. Treasury”) regulations, judicial authority and administrative rulings and practice, all as of the date of this Prospectus/Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Mergers or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Target Fund shares as capital asset at the time of the Mergers; a holder of Target Fund shares through a tax-deferred account; and an entity taxable as a partnership for U.S. federal income tax purposes; or an investor in such an entity.

We have not requested and will not request a ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Mergers or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your tax advisers and financial planners as to the particular tax consequences to you of the Merger of the Target Fund and of holding of shares of the Acquiring Fund, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of Each Mergers as a “Reorganization” Under the Internal Revenue Code. The obligation of the Funds to consummate each Merger is contingent upon their receipt of an opinion from Kirkland & Ellis LLP, tax counsel to the Funds, generally to the effect such Merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. The remainder of this discussion assumes that the Merger will be treated as a “reorganization” under Section 368(a) of the Internal Revenue Code. Therefore, generally:

1.	no gain or loss will be recognized by the Target Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target

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Fund or (ii) upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

2.	no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquiring Fund shares;

3.	the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the transfer;

4.	the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund;

5.	no gain or loss will be recognized by the Target Fund shareholders upon the exchange of all of their shares of the Target Fund for the Acquiring Fund shares;

6.	the aggregate tax basis of the Acquiring Fund shares to be received by the shareholders will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor; and

7.	a Target Fund shareholder’s holding period for the Acquiring Fund shares will include the period during which the Target Fund’s shares exchanged therefor were held by the Target Fund shareholder, provided that such Target Fund shareholder held the Target Fund shares as a capital asset on the date of the exchange.

The tax opinion described above, which will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by the Trust on behalf of the Acquiring Fund or the Target Fund, respectively. The tax opinion is not binding on the Internal Revenue Service and a court or the Internal Revenue Service may disagree with the opinions described above. The tax opinion described above is based upon current provisions of the Internal Revenue Code, the U.S. Treasury regulations promulgated thereunder, and existing administrative and judicial interpretations thereof, all of which are subject to change, potentially with retroactive effect. Changes in applicable law could adversely affect the tax opinion described above.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Merger. You are urged to consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Status as a Regulated Investment Company. Since its formation, each Fund has elected and believes it has qualified to be treated as a separate “regulated investment company,” or “RIC,” under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Each Fund’s qualification and taxation as a RIC depends upon its ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Internal Revenue Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

In addition, the Fund’s capital loss carryovers and unrealized losses, once realized, may be subject to limitation in the hands of the combined Fund after the Mergers under various provisions of the Internal Revenue Code. Even if the Mergers do not result in the limitation on the use of the Fund’s losses, prior or future transactions by the Fund may have done or do so. See “Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses” below.

As of the most recent fiscal year, neither Target Fund had capital loss carryovers.

U.S. Federal Income Taxation of an Investment in the Acquiring Fund. The following discussion summarizes certain material U.S. federal income tax consequences of an investment in the Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser about your specific tax situation. Please see the prospectus and statement of additional information for the Acquiring Fund for additional U.S. federal income tax information.

Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses. In general, if shareholders of the Target Fund before the Merger hold less than 50% of the outstanding shares of the Acquiring Fund

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immediately following the Merger, it is expected that limitations under the Internal Revenue Code will apply to any capital loss carryforwards of the Target Fund and, if the Target fund has a “net unrealized built-in loss” (as defined under Section 382 of the Internal Revenue Code) at the time of the Merger, any unrealized losses of the Target Fund.

In this regard, the Merger is expected to result in potential limitations on the ability of the Acquiring Fund to use the Target Fund’s capital loss carryforwards, if any, and, if the Target Fund has a “net unrealized built-in loss” at the time of the Merger, to recognize any capital losses on the disposition of assets acquired from the Target Fund to the extent the losses are realized within five years following the Merger and are attributable to unrealized capital losses inherent in the tax basis of such assets at the time of the Merger. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards, disallowed capital losses and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of the Target Fund’s equity immediately prior to the Merger and the “long-term tax-exempt rate,” as published monthly by the Internal Revenue Service, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Merger.

If the Target Fund has a “net unrealized built-in gain” (as defined under Section 382 of the Internal Revenue Code) at the time of the Merger, the Acquiring Fund will be prohibited from using (i) its own capital loss carryforwards, if any, and (ii) if the Acquiring Fund has a “net unrealized built-in loss” at the time of the Merger (as defined under Section 382 of the Internal Revenue Code), its own built-in losses (once realized), against the unrealized gains in the Target Fund’s portfolio at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger. The ability of the Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if the Acquiring Fund is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both the Acquiring Fund shareholders and former Target Fund shareholders following the Merger. Therefore, an Acquiring Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Merger did not occur.

If the Acquiring Fund has a “net unrealized built-in gain” at the time of the Merger, the Acquiring Fund will also be prohibited from using (i) the Target Fund’s capital loss carryforwards, if any, and (ii) if the Target Fund has a “net unrealized built-in loss” at the time of the Merger, the Target Fund’s unrealized losses (once realized), against the unrealized gains in the Acquiring Fund’s portfolio at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger. The ability of the Acquiring Fund to use the Target Fund’s losses (including unrealized losses) in the future depends upon a variety of factors that cannot be known in advance. Even if the Acquiring Fund is able to utilize capital loss carryforwards or unrealized losses of the Target Fund, the tax benefit resulting from those losses will be shared by both the Acquiring Fund shareholders and former Target Fund shareholders following the Merger. Therefore, a former Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Merger did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Merger, only that percentage of the Acquiring Fund’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Merger can be reduced by the Target Fund’s capital loss carryforwards (as otherwise limited under the Internal Revenue Code, as described above).

Distribution of Income and Gains. The Target Fund’s taxable year is expected to end as a result of the Merger. Under applicable U.S. federal income tax rules, the Target Fund generally will be required to declare to the Target Fund shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), in order to maintain the Target Fund’s treatment as a RIC with respect to its taxable year ending with the date of the Merger and to avoid being subject to any corporate-level U.S. federal income tax on its taxable income in respect of such taxable year (a “Tax Dividend”). It is expected that the Tax Dividend will equal or exceed all of the Target Fund’s previously undistributed net investment income and net realized capital gains and that as a result the Target Fund will not be subject to corporate-level U.S. federal income tax with respect to its final taxable year ending on the date on which the Merger are effective.

The Tax Dividend should be treated as a distribution with respect to the shares of the Target Fund. Accordingly, if you are a U.S. shareholder, the Tax Dividend generally will (subject to the last sentence in this paragraph) be taxable to you as ordinary income or capital gains depending on the type and amount of the Target Funds income to which the Tax Dividend is attributable. Distributions of the Target Fund’s investment company taxable income (which is, generally, Target Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital

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losses) will be taxable as ordinary income to the extent of Target Fund’s current or accumulated earnings and profits. To the extent any portion of the Tax Dividend is attributable to dividends from U.S. corporations and certain qualified foreign corporations, that portion may be eligible for taxation at a preferential rate if you are taxed at individual rates. In this regard, it is anticipated that the Tax Dividend will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rate. Distributions of the Target Fund’s net capital gains (which are generally the Target Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by the Target Fund as “capital gain dividends” will be taxable to you as long-term capital gains. Distributions in excess of the Target Fund’s earnings and profits first will reduce your adjusted tax basis in your Target Fund shares and, after the adjusted basis is reduced to zero, will constitute capital gains to you.

If you are a foreign shareholder, the Tax Dividend generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate if you are eligible for a reduced rate under an applicable income tax treaty) to the extent attributable to a distribution of the Target Fund’s “investment company taxable income” out of current and accumulated earnings and profits, unless the distributions are properly designated as (1) paid by the Target Fund in respect of the Target Fund’s “qualified net interest income” (generally, the Target Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Target Fund is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (2) paid by the Target Fund in connection with the Target Fund’s “qualified short-term capital gains” (generally, the excess of the Target Fund’s net short-term capital gains over the Target Fund’s net long-term capital losses for such taxable year). If any portion of the Tax Dividend is attributable to the Target Fund’s net capital gains or is in excess of the Target Fund’s current and accumulated earnings and profits, that portion of the Tax Dividend generally will not be subject to U.S. federal income tax. If the Tax Dividend is effectively connected with your conduct of a U.S. trade or business, you will not be subject to U.S. federal withholding tax, but you generally will be subject to tax on the Tax Dividend in the same manner as a U.S. shareholder, as described in the preceding paragraph.

Withholding taxes may be imposed under Sections 1471 to 1474 of the Internal Revenue Code Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on certain types of income from sources within the United States, which may include the Tax Dividend, that are paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Internal Revenue Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Internal Revenue Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Target Fund shareholders are urged to consult their tax advisors regarding the potential application of withholding under FATCA to the Tax Dividend.

The preceding discussion is intended only as a summary of material U.S. federal income tax consequences of the Merger and does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, it does not address any non-income tax or any foreign, state or local tax consequences of the Mergers. Target Fund shareholders are strongly urged to consult their tax advisors as to the specific tax consequences resulting from the Merger, including tax return reporting requirements, the applicability and effect of United States federal, state, local and other tax laws and the effect of any proposed changes in the tax laws.

Qualification as a Regulated Investment Company. The Acquiring Fund has elected to be treated, and intends to continue to qualify, as a RIC under Subchapter M of Chapter 1, Subtitle A of the Internal Revenue Code. The Acquiring Fund will be treated as a separate entity from the Trust for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to the Acquiring Fund even though the Acquiring Fund is a series of the Trust. Furthermore, the Acquiring Fund will continue to separately determine its income, gains, losses and expenses for U.S. federal income tax purposes from the Trust.

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In order to qualify as a RIC under the Internal Revenue Code, the Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Acquiring Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the Acquiring Fund.

The Acquiring Fund must also diversify its holdings so that, at the end of each quarter of the Acquiring Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Acquiring Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement described in clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If the Acquiring Fund fails to satisfy any of the qualifying income and diversification requirements in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement(s). Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will be taxed at the regular corporate income tax rates, described below.

In addition, with respect to each taxable year, the Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss. If the Acquiring Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Acquiring Fund in the year they are actually distributed. However, if the Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution on December 31 of the first year. The Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Acquiring Fund will not be subject to U.S. federal income taxation. See further discussion below in “Taxation of Acquiring Fund Investments” for the Acquiring Fund’s ability to pass through to its shareholders the tax-exempt character of income from certain debt obligations by paying exempt-interest dividends.

Moreover, the Acquiring Fund may retain for investment all or a portion of its net capital gain. If the Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed

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capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Acquiring Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if the Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of five years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. The Acquiring Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Acquiring Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Acquiring Fund’s total returns, it may reduce the amount that the Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization methods used by the Acquiring Fund, and thus the Acquiring Fund’s use of these methods may be subject to IRS scrutiny.

For a description of the Acquiring Fund’s ability to use capital loss carryovers, see “Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses” above.

Excise Tax. If the Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. The Acquiring Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Acquiring Fund is determined to be de minimis).

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by the Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If at least 50% of the value of the Acquiring Fund’s total assets at the close of each quarter of its taxable year consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Acquiring Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. “Exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.

The Acquiring Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by the Acquiring Fund during the taxable year

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over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Acquiring Fund will not be deductible to the extent that the Acquiring Fund’s distributions are exempt from U.S. federal income tax. In addition, an investment in the Acquiring Fund may result in liability for U.S. federal alternative minimum tax (“AMT”). Certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent the Acquiring Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Acquiring Fund.

Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds are urged to consult their tax advisers before purchasing shares in the Acquiring Fund. Furthermore, shareholders will not be permitted to deduct any of their shares of the Acquiring Fund’s expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by the Acquiring Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation, and may also affect its U.S. federal excise liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28%. Corporations are not subject to the U.S. federal AMT. Shareholders with questions or concerns about the U.S. federal AMT are urged to consult their tax advisers.

If the Acquiring Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any accrued OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in its income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.

If the Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

The Acquiring Fund may be required to incur certain fees that are treated as OID and required to be included in income for financial statement purposed when received (rather than when accrued into income under prior law).

If an option granted by the Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Acquiring Fund of the option from its holder, the Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by the Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Acquiring Fund pursuant to the

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exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options in which the Acquiring Fund invests will be deemed “Section 1256 contracts.” The Acquiring Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Acquiring Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Internal Revenue Code, described above. If the Acquiring Fund is treated as entering into a “straddle” and at least one (but not all) of the Acquiring Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 then such straddle could be characterized as a “mixed straddle.” The Acquiring Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of the straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Acquiring Fund had not engaged in such transactions.

If the Acquiring Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund’s holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund’s taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code’s rules. The amount of long-term capital gain is limited to the amount of such gain the Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this

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amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Acquiring Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of an IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while the Acquiring Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for the Acquiring Fund to qualify as a RIC may limit the extent to which the Acquiring Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Acquiring Fund may involve complex tax rules that may result in income or gain recognition by the Acquiring Fund without corresponding current cash receipts. Although the Acquiring Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Fund, in which case the Acquiring Fund may have to distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Acquiring Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of the Acquiring Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Acquiring Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and other distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Acquiring Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Acquiring Fund’s earnings and profits, described above, are determined at the end of the Acquiring Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Acquiring Fund shares and then as capital gain. The Acquiring Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of net investment income generally are taxable as ordinary income, and distributions of net gains from the sale of investments that the Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Acquiring Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Acquiring Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Acquiring Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Acquiring Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Acquiring Fund earned on direct obligations of the U.S. government if the Acquiring Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received

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in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held the Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares (including through dividend reinvestment) within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to the Acquiring Fund share and the Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this Prospectus/Information Statement.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are currently taxed at a maximum rate of 37% on ordinary income and 20% on long-term capital gain.

The flat corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Acquiring Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, noncorporate Acquiring Fund shareholders generally will be subject to an additional 3.8% tax on their “net investment income,” which ordinarily includes taxable distributions received from the Acquiring Fund and taxable gain on the disposition of Acquiring Fund shares, or, if less, the excess of the shareholder’s “modified adjusted gross income” over $250,000 for married persons filing jointly and $200,000 for single taxpayers.

A U.S. withholding tax at a 30% rate, or lower rate provided under an applicable income tax treaty, will be imposed on dividends and proceeds of redemptions in respect of Acquiring Fund shares received by Acquiring Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Acquiring Fund will not pay any additional amounts in respect of any amounts withheld.

Acquiring Fund shareholders are urged to discuss with their tax advisers or financial planners tax rates and withholding taxes imposed upon them.

Backup Withholding. The Acquiring Fund generally is required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Acquiring Fund shareholder if (i) the shareholder fails to furnish the Acquiring Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Acquiring Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on a shareholder. A shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder generally may avoid backup withholding by furnishing a properly completed IRS Form W-9.

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Foreign Shareholders. For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders will be subject to non-refundable, U.S. federal income tax withholding at a 30% rate (or lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding. The Acquiring Fund could report in writing to its shareholders distributions to foreign shareholders that would not be subject to U.S. federal income tax withholding, if the distributions were attributable to “portfolio interest” from U.S. sources or short-term capital gain and certain other requirements were met. However, the Acquiring Fund cannot provide any assurance that it will make any such designations.

Capital gain distributions and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

The 30% (or lower treaty rate) withholding tax described above will be imposed on dividends on, and the gross proceeds of dispositions of, Acquiring Fund shares paid to foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which generally are defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisers regarding the implications of this withholding tax on their investment in the Acquiring Fund.

Before investing in the Acquiring Fund’s shares, a prospective foreign shareholder are urged to consult with its tax advisers, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Acquiring Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors are urged to consult their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged to consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Legislative and Administrative Proposals. Prospective shareholders are urged to recognize that the present U.S. federal income tax treatment of the Acquiring Fund and its shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You are urged to consult your tax advisers and financial planners concerning the status of legislative and administrative proposals that may pertain to holding Acquiring Fund shares.

Account Information

The following information provides additional details regarding the share classes offered and transaction-related policies followed by each Acquiring Fund. Detailed information regarding the share classes offered and transaction-related policies followed by the Target Fund is available in the Target Fund’s prospectuses.

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SHARE CLASS ELIGIBILITY

Please see the section entitled “Purchase and Sale of Fund Shares” in the Fund Summary for a schedule of minimum investment amounts. Purchases made through a customer account at an intermediary may be subject to different minimum investment amounts. Please contact your financial professional for additional information. The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

We allow reduced minimum initial and subsequent investment amounts if you sign up for an automatic investment plan. For additional information regarding available automatic plans, please see the section entitled “Account Policies”below.

You may be eligible to invest in one or more of these other classes of shares. Each share class bears varying expenses and may differ in other features. Consult your financial professional for more information regarding a Fund’s available share classes.

Class R6. Shares are generally available for employer sponsored retirement and benefit plans and through intermediaries for the accounts of their customers to certain institutional and fee-based investors, and in each case,only if a dealer agreement is in place with Allspring Funds Distributor, LLC to offer Class R6 shares. The following investors may purchase Class R6 shares:

■	Employer sponsored retirement plans held in plan level or omnibus accounts, including but not limited to: 401(k)plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans;

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee where omnibus accounts are held on the books of the Fund;

■	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory,investment, consulting or similar services where omnibus accounts are held on the books of the Fund;

■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Funds of funds, including those managed by Allspring Funds Management;

■	Institutional investors purchasing shares through an intermediary where omnibus accounts are held on the books of the Fund including trust departments, insurance companies, foundations, local, city, and state governmental institutions, private banks, endowments, non-profits, and charitable organizations;

■	Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform.

Administrator Class. Shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms;bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Allspring Funds Management. The following investors may purchase Administrator Class shares and are not subject to a minimum initial investment amount except, as noted below:

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee;

■	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory,investment, consulting or similar services;

■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Internal Revenue Code Section 529 college savings plan accounts;

■	Funds of funds, including those advised by Allspring Funds Management;

■	Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000 in a Fund;

■	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

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■	Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund;

■	Certain investors and related accounts as detailed in the Statement of Additional Information; and

■	Individual investors who purchase through an intermediary-sponsored self-directed brokerage account program that may or may not charge transaction fees.

Eligibility requirements for Administrator Class shares may be modified or discontinued at any time.

Institutional Class. Shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Allspring Funds Management. The following investors may purchase Institutional Class shares and are not subject to a minimum initial investment amount except as noted below:

■	Employee benefit plan programs;

■	Broker-dealer managed account or wrap programs that charge an asset-based fee;

■	Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory,investment, consulting or similar services;

■	Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■	Internal Revenue Code Section 529 college savings plan accounts;

■	Funds of funds, including those advised by Allspring Funds Management;

■	Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000 in a Fund;

■	Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

■	Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund;

■	Certain investors and related accounts as detailed in the Statement of Additional Information;

■	Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform;

■	Current and retired employees, directors/trustees and officers of:

•	Allspring Funds (including any predecessor funds);

•	Allspring Global Investments Holdings, LLC and its affiliates; and

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing; and

■	Current employees of:

•	a Fund’s sub-adviser(s), but only for the Fund(s) for which such sub-adviser provides investment advisory services.

Eligibility requirements for Institutional Class shares may be modified or discontinued at any time.

SHARE CLASS FEATURES

You should review the “Reductions and Waivers of Sales Charges” section of the Prospectus before choosing which share class to buy. Information regarding sales charges, breakpoint levels, reductions and waivers is also available free of charge on our website at www.allspringglobal.com. You also should review your Fund’s table of Annual Fund Operating Expenses, as other fees and expenses may vary by class. You may wish to discuss your choice of share class with your financial professional.

Class A Shares Sales Charges

If you choose to buy Class A shares, you will pay the public offering price which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the public offering price is lower for these purchases. The dollar amount of the sales charge is the difference between the public offering price of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. As described below, existing holdings may count towards meeting the breakpoint

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level applicable to an additional purchase. Because of rounding in the calculation of the public offering price, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Class A Sales Charge Schedule for the Ultra Short-Term Income Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price
Less than $100,000	2.00%	2.04%	1.75%
$100,000 but less than $250,000	1.00%	1.01%	0.85%
$250,000 and over	0.00%[1]	0.00%	0.40%[2]
1.	If you redeem Class A shares purchased at or above the $250,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.40% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers”). For redemptions of Class A shares of the Fund purchased prior to August 1, 2018, the CDSC terms that were in place at the time of purchase will continue to apply.
2.	The commission paid to an intermediary on purchases above the $250,000 breakpoint level is inclusive of the first year’s shareholder servicing fee.

Class A Sales Charge Schedule for the Emerging Growth Fund and Special Large Cap Value Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%[1]	0.00%	1.00%[2]
1.	If you redeem Class A shares purchased at or above the $1,000,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers”).
2.	The commission paid to an Intermediary on purchases above the $1,000,000 breakpoint level is inclusive of the first year’s shareholder servicing fee.

Class C Shares Sales Charges

Class C shares have a purchase maximum not to equal or exceed $1,000,000. If you choose Class C shares, you buy them at NAV and the Fund’s distributor pays sales commissions of up to 1.00% of the purchase price to the intermediary. These commissions include an advance of the first year’s distribution and shareholder servicing fee. If you redeem your shares within one year from the date of purchase, you will pay a CDSC of 1.00%. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). You will not be assessed a CDSC on Class C shares you redeem that were purchased with reinvested distributions. Class C share exchanges will not trigger a CDSC and the new shares received in the exchange will continue to age according to the original shares’ CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

Class C Shares Conversion Feature

Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may apply depending on your intermediary.

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REDUCTIONS AND WAIVERS OF SALES CHARGES

If your class has sales charges, you should consider whether you are eligible for any of the reductions or waivers of sales charges discussed below when you are deciding which share class to buy. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through an intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial professional at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A for information on intermediaries that currently have different policies and procedures regarding the availability of sales charge reductions and waivers.

In addition, consult the section entitled “Additional Purchase and Redemption Information” in the Statement of Additional Information for further details regarding reductions and waivers of sales charges, which we may change from time to time.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders. If you own Fund shares as part of another account, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account, which may supersede the terms described here. Contact your financial professional for further information.

Class A and Class C: Front-End Sales Charge Reductions

You may be eligible for a reduction in the front-end sales charge applicable to purchases of Class A shares under the following circumstances:

■	You pay a lower sales charge if you are investing an amount over a breakpoint level. See “Class A Shares Sales Charges” above.

■	By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint level within the next 13 months in one or more Allspring Funds. Purchases made prior to signing the LOI as well as reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales charge you paid and the sales charge you should have paid. Otherwise, we will release the escrowed shares to you when you have invested the agreed upon amount.

■	Rights of Accumulation (“ROA”) allow you to aggregate Class A, Class A2, and Class C shares of any Allspring Fund already owned (excluding Allspring money market fund shares, unless you notify us that you previously paid a sales charge on those assets) in order to reach breakpoint levels and to qualify for sales charge reductions on subsequent purchases of Class A shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class A2 and Class C shares of any Allspring Fund already owned and adding the dollar amount of your current purchase. The following table provides information about the types of accounts that can and cannot be aggregated to qualify for sales charge reductions:

Can this type of account be aggregated?	Yes	No
Individual accounts	✔
Joint accounts	✔
UGMA/UTMA accounts	✔
Trust accounts over which the shareholder has individual or shared authority	✔
Solely owned business accounts	✔
Traditional and Roth IRAs	✔
SEP IRAs	✔
SIMPLE IRAs[1]	✔
Group Retirement Plans		✔

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1.	SIMPLE IRAs established using Allspring Funds plan agreements may aggregate at the plan level for purposes of establishing eligibility for sales charge reductions. When plan assets in a Fund’s Class A and Class C shares (excluding Allspring money market fund shares) reach a breakpoint level, all plan participants benefit from the reduced sales charge on subsequent purchases in the plan. However, participant accounts in these plans cannot be aggregated with personal accounts to further reduce sales charges. Other types of SIMPLE IRAs may not aggregate at the plan level for purposes of establishing eligibility for sales charge reductions on subsequent purchases in the plan but plan participants may aggregate their SIMPLE IRA accounts with other personal accounts in order to benefit from sales charge reductions.

Based on the above chart, if you believe that you own shares in one or more accounts that can be aggregated with your current purchase to reach a sales charge breakpoint level, you must, at the time of your purchase specifically identify those shares to your financial professional or the Fund’s transfer agent. Only balances currently held entirely either in accounts with the Funds or, if held in an account through an intermediary, at the same firm through which you are making your current purchase, will be eligible to be aggregated with your current purchase for determining your Class A sales charge. For an account to qualify for a sales charge reduction, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other shares for purposes of receiving a sales charge reduction.

Class A and Class C: Front-End Sales Charge Waivers

If you fall into any of the following categories, you can buy Class A shares without a front-end sales charge:

■	You pay no sales charges on Fund shares you buy with reinvested distributions.

■	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares of the same Fund within 90 days of the date of redemption. The purchase must be made back into the same account. Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to exercise this provision for the first 30 days after your redemption. Systematic transactions through the automatic investment plan, the automatic exchange plan and the systematic withdrawal plan are excluded from these provisions.

■	Current and retired employees, directors/trustees and officers of:

•	Allspring Funds (including any predecessor funds);

•	Allspring Global Investments Holdings, LLC and its affiliates; and

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing.

■	Current employees of:

•	the Fund’s transfer agent;

•	broker-dealers who act as selling agents;

•	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing; and

•	a Fund’s sub-adviser(s), but only for the Fund(s) for which such sub-adviser provides investment advisory services.

■	Qualified registered investment advisers who buy through an intermediary who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A purchases.

■	Insurance company separate accounts.

■	Funds of Funds, subject to review and approval by Allspring Funds Management.

■	Group employer-sponsored retirement and deferred compensation plans and group employer-sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, Keogh plans, individual 401(k) plans, individual 403(b) plans as well as shares held in commission-based broker-dealer accounts do not qualify under this waiver.

■	Investors who purchase shares that are to be included in certain “wrap accounts,” including such specified investors who trade through an omnibus account maintained with a Fund by an intermediary.

■	Investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the Fund’s distributor. Intermediaries offering such programs may or may not charge transaction fees.

Class A and Class C: CDSC Waivers

■	You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

■	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or required minimum distributions (withdrawals generally made after age 70½ for

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shareholders that reached age 70½ on or before December 31, 2019 and withdrawals generally made after age 72 for shareholders that reach age 70½ after December 31, 2019 according to Internal Revenue Service (IRS) guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details or contact your retirement plan administrator.)

■	We waive the CDSC for redemptions made in the event of the last surviving shareholder’s death or for a disability suffered after purchasing shares. (“Disabled” is defined in Internal Revenue Code Section 72(m)(7).)

■	We waive the CDSC for redemptions made at the direction of Allspring Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

■	We waive the CDSC for Class C shares redeemed by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

COMPENSATION TO FINANCIAL PROFESSIONALS AND INTERMEDIARIES

Distribution Plan

Each Acquiring Fund has adopted a distribution plan (12b-1 Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), for the classes indicated below. The 12b-1 Plan authorizes the Acquiring Fund to make payments for services and activities that are primarily intended to result in the sale of Acquiring Fund shares and to reimburse expenses incurred in connection with such services and activities. The 12b-1 Plan provides that, to the extent any shareholder servicing payments are deemed to be payments for the financing of any activity primarily intended to result in the sale of Acquiring Fund shares, such payments are deemed to have been approved under the 12b-1 Plan. Under the 12b-1 Plan, fees are paid up to the following amounts:

Fund	Class C
Ultra Short-Term Income Fund	0.75%
Emerging Growth Fund	0.75%
Special Large Cap Value Fund	0.75%

These fees are paid out of the relevant Class’s assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Shareholder Servicing Plan

Each Acquiring Fund has adopted a shareholder servicing plan (“Servicing Plan”). The Servicing Plan authorizes the Acquiring Fund to enter into agreements with the Acquiring Fund’s distributor, manager, or any of their affiliates to provide or engage other entities to provide certain shareholder services, including establishing and maintaining shareholder accounts, processing and verifying purchase, redemption and exchange transactions, and providing such other shareholder liaison or related services as may reasonably be requested. Under the Servicing Plan, fees are paid up to the following amounts:

Fund	Class A	Class C	Administrator Class
Ultra Short-Term Income Fund	0.25%	0.25%	0.25%
Emerging Growth Fund	0.25%	0.25%	0.25%
Special Large Cap Value Fund	0.25%	0.25%	0.25%

Additional Payments to Financial Professionals and Intermediaries

In addition to dealer reallowances and payments made by certain classes of each Fund for distribution and shareholder servicing, the Fund’s manager, the distributor or their affiliates make additional payments (“Additional Payments”) to certain financial professionals and intermediaries for selling shares and providing shareholder services, which include broker-dealers and 401(k) service providers and record keepers. These Additional Payments, which may be significant, are paid by the Fund’s manager, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from Fund fees.

In return for these Additional Payments, each Fund’s manager and distributor expect the Fund to receive certain marketing or servicing considerations that are not generally available to mutual funds whose sponsors do not make such payments. Such considerations are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the intermediary’s clients (sometimes referred to as “Shelf Space”);

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access to the intermediary’s financial professionals; and/or the ability to assist in training and educating the intermediary’s financial professionals.

The Additional Payments may create potential conflicts of interest between an investor and a financial professional or intermediary who is recommending or making available a particular mutual fund over other mutual funds. Before investing, you are urged to consult with your financial professional and review carefully any disclosure by the intermediary as to what compensation the intermediary receives from mutual fund sponsors, as well as how your financial professional is compensated.

The Additional Payments are typically paid in fixed dollar amounts, based on the number of customer accounts maintained by an intermediary, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both and differ among intermediaries. In a given year, Additional Payments to an intermediary that is compensated based on its customers’ assets typically range between 0.02% and 0.25% of assets invested in a Fund by the intermediary’s customers. Additional Payments to an intermediary that is compensated based on a percentage of sales typically range between 0.10% and 0.25% of the gross sales of a Fund attributable to the financial intermediary.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Allspring Funds website at allspringglobal.com.

No compensation is paid to intermediaries from Fund assets on sales of Class R6 shares or for related services. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to intermediaries to assist in, or in connection with, the sale of Fund shares. Neither the manager, the distributor nor their affiliates make any type of administrative or service payments to intermediaries in connection with investments in Class R6 shares.

BUYING AND SELLING FUND SHARES

For more information regarding buying and selling Fund shares, please visit allspringglobal.com. You may buy (purchase) and sell (redeem) Fund shares as outlined in the table below.

Eligible retirement plans may make Class R6 shares available to plan participants by contacting certain intermediaries that have dealer agreements with the distributor. These entities may impose transaction charges. Plan participants may purchase shares through their retirement plan’s administrator or record-keeper by following the process outlined in the terms of their plan.

Redemption requests received by a retirement plan’s administrator or record-keeper from the plan’s participants will be processed according to the terms of the plan’s account with its intermediary. Plan participants should follow the process for selling fund shares outlined in the terms of their plan.

	Opening an Account	Adding to an Account or Selling Fund Shares
Through Your Financial Professional	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.
Through Your Retirement Plan	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.
Online	New accounts cannot be opened online. Contact your financial professional or retirement plan administrator, or refer to the section on opening an account by mail.

Visit allspringglobal.com.

Online transactions are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

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	Opening an Account	Adding to an Account or Selling Fund Shares
By Telephone	Call Investor Services at 1-800-222-8222. Available only if you have another Allspring Fund account with your bank information on file.

Call Investor Services at 1-800-222-8222.

Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail. For joint accounts, telephone requests generally require only one of the account owners to call unless you have instructed us otherwise.

By Mail

Complete an account application and submit it according to the instructions on the application.

Account applications are available online at allspringglobal.com or by calling Investor Services at 1-800-222-8222.

Send the items required under “Requests in Good Order” below to:

Regular Mail
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967

Overnight Only
Allspring Funds
430 W 7th Street STE 219967
Kansas City, MO 64105-1407

Requests in “Good Order”. All purchase and redemption requests must be received in “good order.” This means that a request generally must include:

■	The Fund name(s), share class(es) and account number(s);

■	The amount (in dollars or shares) and type (purchase or redemption) of the request;

■	If by mail, the signature of each registered owner as it appears in the account application;

■	For purchase requests, payment of the full amount of the purchase request (see “Payment” below);

■	For redemption requests, a Medallion Guarantee if required (see “Medallion Guarantee” below); and

■	Any supporting legal documentation that may be required.

Purchase and redemption requests in good order will be processed at the next NAV calculated after the Fund’s transfer agent or an authorized intermediary1 receives your request. If your request is not received in good order, additional documentation may be required to process your transaction. We reserve the right to waive any of the above requirements.

1.	The Fund’s shares may be purchased through an intermediary that has entered into a dealer agreement with the Fund’s distributor. The Fund has approved the acceptance of a purchase or redemption request effective as of the time of its receipt by such an authorized intermediary or its designee, as long as the request is received by one of those entities prior to the Fund’s closing time. These intermediaries may charge transaction fees. We reserve the right to adjust the closing time in certain circumstances.

Medallion Guarantee. A Medallion Guarantee is only required for a mailed redemption request under the following circumstances: (1) if the address on your account was changed within the last 15 days; (2) if the amount of the redemption request exceeds $100,000 and is to be paid to a bank account that is not currently on file with Allspring Funds or if all of the owners of your Allspring Fund account are not included in the registration of the bank account provided; or (3) if the redemption request proceeds are to be paid to a third party. You can get a Medallion Guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

Payment. Payment for Fund shares may be made as follows:

By Wire

Purchases into a new or existing account may be funded by using the following wire instructions:

State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Allspring Funds
(Name of Fund, Account Number and any applicable share class)
Account Name: Provide your name as registered on the Fund account or as included in your account application.

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By Check	Make checks payable to Allspring Funds.
By Exchange	Identify an identically registered Allspring Fund account from which you wish to exchange (see “Exchanging Fund Shares” below for restrictions on exchanges).
By Electronic Funds Transfer (“EFT”)	Additional purchases for existing accounts may be funded by EFT using your linked bank account.

All payments must be in U.S. dollars, and all checks and EFTs must be drawn on U.S. banks. You will be charged a $25.00 fee for every check or EFT that is returned to us as unpaid.

Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a linked bank account, or by wire to a linked bank account. Please call Investor Services at 1-800-222-8222 regarding the requirements for linking bank accounts or for wiring funds. Under normal circumstances, we expect to meet redemption requests either by using uninvested cash or cash equivalents or by using the proceeds from the sale of portfolio securities, at the discretion of the portfolio manager(s). The Allspring Funds may also borrow through a bank line of credit for the purpose of meeting redemption requests, although we do not expect to draw funds from this source on a regular basis. In lieu of making cash payments, we reserve the right to determine in our sole discretion, including under stressed market conditions, whether to satisfy one or more redemption requests by making payments in securities. In such cases, we may meet all or part of a redemption request by making payment in securities (“redemptions in-kind”) equal in value to the amount of the redemption payable to you as permitted under the1940 Act, and the rules thereunder, in which case the redeeming shareholder should expect to incur transaction costs upon the disposition of any securities received. Generally, such redemptions in-kind will be effected through a pro rata distribution of all portfolio securities in the relevant Fund, except that cash will be paid for that portion of the in-kind distribution that would be represented by certain assets.

In some circumstances, including in order to manage and optimize a Fund’s portfolio composition, a Fund in its discretion may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in the Fund, to receive their redemption in-kind rather than in cash. To the extent it determines that doing so would be in the best interest of the Fund and its shareholders, Funds Management, as the investment manager to the Fund, shall have the authority to effect the redemption in-kind transaction, including the authority to effect non-pro rata distributions to redeeming shareholders (provided that the redeeming shareholder is not an affiliated person, or an affiliated person of such person, of the relevant Fund) in a manner consistent with applicable policies and procedures. In effecting such redemption in-kind, Funds Management may select securities to distribute to the redeeming shareholder by considering certain factors, including transaction costs, market impact, tax efficiency, operational restrictions on transfer, news or information in financials pertaining to a specific issuer, and/or any other factor Funds Management believes is relevant. The Funds’ short-term trading policy, as described below under “Frequent Purchases and Redemptions of Fund Shares” shall not apply to the transactions described in this paragraph.

Timing of Redemption Proceeds. We normally will send out redemption proceeds within one business day after we accept your request to redeem. We reserve the right to delay payment for up to seven days. If you wish to redeem shares purchased by check, by EFT or through the Automatic Investment Plan within seven days of purchase, you may be asked to resubmit your redemption request if your payment has not yet cleared. Payment of redemption proceeds may be delayed for longer than seven days under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for redeeming shares provided by the product or plan. There may be special requirements that supersede or are in addition to the requirements in this Prospectus.

EXCHANGING FUND SHARES

Exchanges between two funds involve two transactions: (1) the redemption of shares of one fund; and (2) the purchase of shares of another. In general, the same rules and procedures described under “Buying and Selling Fund Shares” apply to exchanges. There are, however, additional policies and considerations you should keep in mind while making or considering an exchange:

■	In general, exchanges may be made between like share classes of any fund in the Allspring Funds complex offered to the general public for investment (i.e., a fund not closed to new accounts), with the following exceptions: (1)

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Class A shares of non-money market funds may also be exchanged for Service Class shares of any retail or government money market fund; (2) Service Class shares may be exchanged for Class A shares of any non-money market fund; and (3) no exchanges are allowed into institutional money market funds.

■	If you make an exchange between Class A shares of a money market fund or Class A2 or Class A shares of a non-money market fund, you will buy the shares at the public offering price of the new fund, unless you are otherwise eligible to buy shares at NAV.

■	Same-fund exchanges between share classes are permitted subject to the following conditions: (1) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange; (2) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; and (3) for non-money market funds, in order to exchange into Class A shares, the shareholder must be able to qualify to purchase Class A shares at NAV based on current Prospectus guidelines.

■	An exchange request will be processed on the same business day, provided that both funds are open at the time the request is received. If one or both funds are closed, the exchange will be processed on the following business day.

■	You should carefully read the Prospectus for the Fund into which you wish to exchange.

■	Every exchange involves redeeming fund shares, which may produce a capital gain or loss for tax purposes.

■	If you are making an initial investment into a fund through an exchange, you must exchange at least the minimum initial investment amount for the new fund, unless your balance has fallen below that amount due to investment performance.

■	If you are making an additional investment into a fund that you already own through an exchange, you must exchange at least the minimum subsequent investment amount for the fund you are exchanging into.

■	Class A and Class C share exchanges will not trigger a CDSC. The new shares received in the exchange will continue to age according to the original shares’ CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in the above exchange policies.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Allspring Funds reserves the right to reject any purchase or exchange order for any reason. If a shareholder redeems $20,000 or more (including redemptions that are part of an exchange transaction) from a Covered Fund (as defined below), that shareholder is “blocked” from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund’s long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

Allspring Funds, other than the Adjustable Rate Government Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund (“Ultra-Short Funds”) and the money market funds, (the “Covered Funds”). The Covered Funds are not designed to serve as vehicles for frequent trading. The Covered Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Covered Fund shareholders. The Board has approved the Covered Funds’ policies and procedures, which provide, among other things, that Allspring Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Covered Fund by increasing expenses or lowering returns. In this regard, the Covered Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Covered Fund shareholders. Allspring Funds Management monitors available shareholder trading information across all Covered Funds on a daily basis. If a shareholder redeems $20,000 or more

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(including redemptions that are part of an exchange transaction) from a Covered Fund, that shareholder is “blocked” from purchasing shares of that Covered Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■	Money market funds;

■	Ultra-Short Funds;

■	Dividend reinvestments;

■	Systematic investments or exchanges where the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

■	Rebalancing transactions within certain asset allocation or “wrap” programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Allspring Funds Management;

■	Rebalancing transactions by an institutional client of Allspring Funds Management or its affiliate following a model portfolio offered by Allspring Funds Management or its affiliate;

■	Transactions initiated by a “fund of funds” or Section 529 Plan into an underlying fund investment;

■	Permitted exchanges between share classes of the same Fund;

■	Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans;

■	Purchases below $20,000 (including purchases that are part of an exchange transaction); and

■	Purchases effected in connection with in-kind redemptions in accordance with the Funds’ Policies and Procedures for Disclosure of Fund Portfolio Holdings.

The money market funds and the Ultra-Short Funds. Because the money market funds and Ultra-Short Funds are often used for short-term investments, they are designed to accommodate more frequent purchases and redemptions than the Covered Funds. As a result, the money market funds and Ultra-Short Funds do not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the money market funds or Ultra-Short Funds or their shareholders. Although the money market funds and Ultra-Short Funds do not prohibit frequent trading, Allspring Funds Management will seek to prevent an investor from utilizing the money market funds and Ultra-Short Funds to facilitate frequent purchases and redemptions of shares in the Covered Funds in contravention of the policies and procedures adopted by the Covered Funds.

All Allspring Funds. In addition, Allspring Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Allspring Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

In the event that an asset allocation or “wrap” program is unable to implement the policy outlined above, Allspring Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Allspring Funds Management with specific information regarding its program and ongoing information about its program upon request.

A financial intermediary through whom an investor may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Allspring Funds Management and discussed in the applicable Fund’s Prospectus. Allspring Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Allspring Funds Management reasonably believes that the intermediary’s policies and procedures effectively discourage disruptive trading activity. If an investor purchases Fund shares through a financial intermediary, the investor should be instructed to contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to the investor’s account.

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DISTRIBUTIONS

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income (interest and dividends, less expenses) and realized net capital gains (realized whenever the Fund sells securities for higher prices than it paid for them), if any, at the frequency described below. Please note that to the extent a Fund sells securities to meet redemption requests from Fund shareholders, including redemption requests related to share class conversions or exchanges, such sales may result in increased capital gains distributions to other Fund shareholders who remain invested in the Fund.

The Ultra Short-Term Income Fund generally declares distributions of any net investment income daily, and pay such distributions monthly. The Fund generally makes distributions of any realized net capital gains annually. Please note that distributions have the effect of reducing the NAV per share by the amount distributed.

The Emerging Growth Fund and Special Large Cap Value Fund generally make distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

PRICING FUND SHARES

A Fund’s net asset value (“NAV”) is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although a Fund may deviate from this calculation time under unusual or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Fund. The most recent NAV for each class of a Fund is available at allspringglobal.com. To calculate the NAV of a Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however, under unusual or unexpected circumstances, a Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Fund’s assets are traded in various markets on days when the Fund is closed, the value of the Fund’s assets may be affected on days when you are unable to buy or sell Fund shares. Conversely, trading in some of a Fund’s assets may not occur on days when the Fund is open.

With respect to a Fund’s assets invested directly in securities, the Fund’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

With respect to any portion of a Fund’s assets that may be invested in other investment companies, the value of the Fund’s shares is based on the NAV of the shares of the other investment companies in which the Fund invests. The valuation methods used by investment companies in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a Fund invests a portion of its assets in non-registered investment vehicles, the Fund’s interests in the non-registered vehicles are fair valued at NAV.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value as of the time a Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price are made available, but before the time as of which a Fund calculates its NAV, that materially affects the value of the security. We may use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including

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illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of a Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Fund’s Board of Trustees. Pursuant to such policies and procedures, the Board has appointed the Manager as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Manager has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

The Funds are series of the Trust. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by the Declaration of Trust and applicable state and federal law.

Capitalization

The beneficial interests in the Target Fund and the Acquiring Fund are represented by an unlimited number of transferable shares of beneficial interest. The Trust’s governing documents permit the Board to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Board, all without shareholder approval. Fractional shares may be issued by both the Target Fund and Acquiring Fund. The Target Fund’s and the Acquiring Fund’s shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of the Fund are entitled to receive dividends and other amounts as determined by the Board. Shareholders of the Target Fund and Acquiring Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to advisory or investment management agreements or mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

The Declaration of Trust disclaims shareholder liability for the debts, liabilities, obligations and expenses of the Trust or any of its respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Target Funds. Shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

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Shareholder Meeting and Voting Rights

Since the Target Fund and Acquiring Fund are both series of the Trust, the rights of the shareholders of each such Fund are identical. For further information, please see the section entitled “Capital Stock” in the Acquiring Fund’s SAI.

Liquidation

In the event of the liquidation of the Acquiring or Target Funds, the shareholders would be entitled to receive, when and as declared by the Board, the excess of the assets belonging to such Fund and attributable to the class over the liabilities belonging to the Fund and attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust, all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or such series, respectively, for payment under such contract or claim; and the Trustees shall not be personally liable therefor. No Trustee shall be liable to the Trust or to any shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Trustee in good faith on behalf of the Trust, a series or a class, and in a manner reasonably believed to be within the scope of authority conferred on such Trustee by the Declaration of Trust, except that a Trustee shall be liable for any loss, damage or claim incurred by reason of such Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Subject only to the express limitations in the 1940 Act, other applicable laws, and the Declaration of Trust, the Trust or the appropriate series shall indemnify each of its Trustees to the fullest extent permitted under the 1940 Act and other applicable laws. The Trust may also advance money for such litigation provided that the Trustee undertakes to repay the relevant Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Trust Instrument and Delaware law directly for more complete information.

Principal Holders of Fund Shares

As of June 10, 2025, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Funds as owning beneficially 5% or more of any shares of the Funds as of June 10, 2025. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Allspring Adjustable Rate Government Fund
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	A	2,711,424.038	39.79%	11.07%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	A	793,582.624	11.65%	3.24%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	A	582,330.211	8.55%	2.38%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customer 1 New York Plz Floor 12 New York, NY 10004-1965	A	500,211.276	7.34%	2.04%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	A	356,378.229	5.23%	1.46%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	61,756.311	54.42%	13.12%
Edwin Martinez & Sandra Martinez JT Wros 65 Old Selden Stage Rd Selden, NY 11784-1506	C	17,670.444	15.57%	3.75%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	C	17,259.181	15.21%	3.67%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	C	10,040.321	8.85%	2.13%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	Administrator	27,334.067	27.19%	0.02%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	Administrator	24,301.338	24.18%	0.02%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Administrator	15,038.826	14.96%	0.01%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	Administrator	12,767.847	12.70%	0.01%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	10,585.609	10.53%	0.01%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	Administrator	6,202.586	6.17%	0.01%

59 |

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	4,403,127.613	32.90%	3.70%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	2,782,138.752	20.79%	2.34%
New York Shipping Association Inc Attn: Daniel Massaro 333 Thornall Street Ste 3A Edison, NJ 08834-2239	Institutional	1,392,774.887	10.41%	1.17%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	1,008,851.076	7.54%	0.85%
St Lukes Hospital Attn: Scott Wolfe 801 Ostrum St Bethlehem, PA 18015-1065	Institutional	903,604.769	6.75%	0.76%
UBS WM USA OMNI Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	Institutional	669,862.125	5.00%	0.56%
Allspring Discovery Small Cap Growth Fund
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Fund	1,607,763.228	25.30%	6.90%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	A	1,607,763.228	36.96%	12.48%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	A	245,531.905	5.64%	1.91%
Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plz, Floor 12 New York, NY 10004-1965	A	241,302.246	5.55%	1.87%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	11,438.815	48.03%	12.60%
JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd FLoor Mutual Fund Department Brooklyn, NY 11245-0003	C	5,336.999	22.41%	5.88%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	C	3,009.211	12.64%	3.32%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	C	1,966.846	8.26%	2.17%
C/O Empower Empower Trust FBO County of Loudoun, VA 457 Plan 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	R6	1,034,182.495	81.20%	20.65%
Ascensus Trust Company FBO Morley Companies Inc 401(K) PO Box 10758 Fargo, ND 58106-0758	R6	87,025.131	6.83%	1.74%
Matrix Trust Company Agent For TRP RPS RK 401K Powers-Swain Chevrolet Inc Profit Sharing Plan & Trust 4709 Bragg Blvd Fayetteville, NC 28303-3652	R6	74,256.959	5.83%	1.48%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Administrator	5,019.785	49.88%	0.14%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	Administrator	2,784.066	27.67%	0.08%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	Administrator	892.377	8.87%	0.02%
Allspring Group Holdings LLC 1415 Vantage Park Drive, 3rd Floor Charlotte, NC 28203-4073	Administrator	701.265	6.97%	0.02%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	165,144.802	23.63%	4.12%
Charles Schwab & Co Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 211 Main Street San Francisco, CA 94105-1901	Institutional	104,436.699	14.94%	2.61%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	Institutional	97,553.510	13.96%	2.44%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	95,287.872	13.64%	2.38%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	Institutional	57,351.143	8.21%	1.43%
Allspring Large Company Value Fund
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	A	4,231,412.729	26.69%	11.98%
Charles Schwab & Co Inc Special Custody Account Exclusive FBO the Customers 211 Main Street San Francisco, CA 94105-1901	A	1,099,160.183	6.93%	3.11%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	C	46,081.166	71.16%	28.55%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	C	14,587.534	22.53%	9.04%
Empower Trust FBO Employee Benefit Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	R6	61,485.808	48.06%	0.30%
Empower Trust FBO Living Word Community Church 403B 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	R6	32,841.444	25.67%	0.16%
Empower Trust Company LLC TTEE Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	R6	13,404.689	10.48%	0.07%
Lincoln Retirement Services Company FBO Homex Services Group LLC 401K PO Box 7876 Fort Wayne, IN 46801-7876	R6	6,739.609	5.27%	0.03%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Administrator	210,556.246	30.35%	0.59%
Attn: NPIO Trade Desk FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Administrator	133,810.702	19.29%	0.37%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	39,227.271	5.65%	0.11%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	342,261.822	48.68%	0.91%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	108,234.147	15.40%	0.29%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 2901 S Bayshore Dr Apt 12C Miami, FL 33133-6014	Institutional	61,992.166	8.82%	0.16%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	37,011.386	5.26%	0.10%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	Institutional	35,368.707	5.03%	0.09%

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Allspring Ultra Short-Term Income Fund
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	A	3,694,044.835	20.81%	15.02%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	A	1,980,302.546	%11.15%	8.05%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	A	1,373,127.450	7.73%	5.58%
Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attn: Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	A	1,019,768.029	5.74%	4.15%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	179,824.102	50.09%	38.02%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Merrill Lynch Pierce Fenner & Smith Inc Merrill Lynch Fin Data Services Attn: Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	C	53,201.884	14.82%	11.25%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 2901 S Bayshore Dr Apt 12C Miami, FL 33133-6014	C	47,720.477	13.29%	10.09%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	C	22,929.996	6.39%	4.85%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	C	20,633.692	5.75%	4.36%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz, Floor 12 New York, NY 10004-1965	A2	4,023,107.102	51.73%	51.73%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	A2	1,360,895.107	17.50%	17.50%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Administrator	602,368.715	37.81%	37.81%
Attn: Plan Trustee Principal Trust Company FBO Arctic Slope Reg Corp Def Comp Plan 11 1013 Centre Rd Wilmington, DE 19805-1265	Administrator	481,835.741	30.25%	30.25%
SM Fountainhead Tower Office Building Ltd Attn: Synermark Properties Inc 9300 Research Blvd, Ste 250 Austin, TX 78759-7494	Administrator	271,010.429	17.01%	17.01%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	Administrator	117,337.698	7.37%	7.37%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	Institutional	20,076,878.242	18.90%	16.76%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	18,020,593.609	16.97%	15.05%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of it Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	Institutional	8,966,802.499	8.44%	7.49%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	8,117,531.652	7.64%	6.78%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 2901 S Bayshore Dr Apt 12C Miami, FL 33133-6014	Institutional	7,711,074.173	7.26%	6.44%
UBS WM USA OMNI Account M/F 1000 Harbor Blvd Weehawken, NJ 07086-6761	Institutional	7,627,829.971	7.18%	6.37%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	Institutional	7,488,137.878	7.05%	6.25%
Allspring Emerging Growth Fund
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	A	3,019,701.549	26.06%	17.26%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	A	725,786.854	6.26%	4.15%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	63,319.323	59.63%	43.98%
UMB Bank NA Cust for the Simple IRA of John H Mitchelson 904 S Catalpa St Pittsburg, KS 66762-5504	C	14,014.408	13.20%	9.73%
UMB Bank NA Cust for the Simple IRA of Donna B Drew 60 Evans Dr Jacksonville, FL 32250-2627	C	9,772.636	9.20%	6.79%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	C	9,045.253	8.52%	6.28%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Attn: Mutual Fund Administrator C/O Principal Financial Id SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	R6	1,473,326.528	27.38%	20.42%
Allspring Asset Allocation Fund 1415 Vantage Park Drive, 3rd Fl Charlotte, NC 28203-4073	R6	1,300,720.851	24.17%	18.02%
Reliance Trust Company FBO T Rowe Price Retirement Plan Clients PO Box 78446 Atlanta, GA 30357	R6	842,744.967	15.66%	11.68%
Allspring Spectrum Aggressive Growth 1415 Vantage Park Drive, 3rd Fl Charlotte, NC 28203-4073	R6	776,700.134	14.43%	10.76%
Allspring Spectrum Moderate Growth 1415 Vantage Park Drive, 3rd Fl Charlotte, NC 28203-4073	R6	331,981.589	6.17%	4.60%
Reliance Trust Company FBO T Rowe Price Retirement Plan Clients PO Box 78446 Atlanta, GA 30357	Administrator	590,910.774	59.17%	59.17%
Attn: NPIO Trade Desk DCGT As TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Administrator	126,162.129	12.63%	12.63%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	Administrator	91,720.499	9.18%	9.18%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	59,387.855	5.95%	5.95%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Administrator	56,669.615	5.67%	5.67%
TIAA Trust, N.A. as Cust/TTEE of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	Institutional	2,084,580.505	43.82%	36.05%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	642,759.714	13.51%	11.12%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	602,588.013	12.67%	10.42%
Empower Trust FBO FBO Catholic Diocese of Green Bay C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	Institutional	432,802.010	9.10%	7.48%
Allspring Special Large Cap Value Fund
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	Fund	28,714,563.378	25.76%	22.26%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	A	6,763,035.857	34.48%	19.01%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	59,381.883	55.63%	33.31%
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	C	17,565.541	16.46%	9.85%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	C	6,573.769	6.16%	3.69%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	C	6,225.236	5.83%	3.49%
John Hancock Trust Company LLC 200 Berkeley St Ste 7 Boston, MA 02116-5038	R6	7,093,578.903	33.30%	33.10%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	R6	3,831,203.327	17.99%	17.88%
Mid Atlantic Trust Company FBO Dinsdale Financial Institutions 401K 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	R6	2,228,385.932	10.46%	10.40%
Allspring Spectrum Aggressive Growth 1415 Vantage Park Drive 3rd Flr Charlotte, NC 28203-4073	R6	1,400,894.300	6.58%	6.54%

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	2,127,830.518	6.42%	6.29%
Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	Administrator	1,914,932.780	5.77%	5.66%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	28,714,563.378	77.04%	75.60%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	2,472,654.196	6.63%	6.51%

FINANCIAL STATEMENTS

The audited financial highlights of each Fund for the last five fiscal years are incorporated by reference from the applicable Fund’s prospectus. The audited financial highlights for the period ending March 31, 2025, for Discovery Small Cap Growth Fund are included in Exhibit C.

The SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and the reports thereon of KPMG LLP, independent registered public accounting firm to the Funds.

Fund Name	Financial Statements as of	Audited or Unaudited
Allspring Adjustable Rate Government Fund	August 31, 2024 February 28, 2025	Audited Unaudited
Allspring Discovery Small Cap Growth Fund	March 31, 2025	Audited
Allspring Large Company Value Fund	July 31, 2024 January 31, 2025	Audited Unaudited
Allspring Ultra Short-Term Income Fund	August 31, 2024 February 28, 2025	Audited Unaudited
Allspring Emerging Growth Fund	April 30, 2024 October 31, 2024	Audited Unaudited
Allspring Special Large Cap Value Fund	July 31, 2024 January 31, 2025	Audited Unaudited

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PRO FORMA CAPITALIZATION

The following tables set forth the capitalizations of each Target and Acquiring Funds as of April 30, 2025, and the capitalization of the Acquiring Fund on a pro forma basis as of that date after giving effect to the acquisition of the Target Fund’s assets at net asset value. The pro forma data reflects an exchange ratio for each Class as listed in the table below.

Exchange Ratio
Allspring Adjustable Rate Government Fund
Class A	1.01
Class C	1.00
Administrator Class[1]	1.01
Institutional Class	1.01
Allspring Discovery Small Cap Growth Fund
Class A	1.36
Class C	1.59
Class R6	1.44
Administrator Class[1]	1.39
Institutional Class	1.45
Allspring Large Company Value Fund
Class A	1.01
Class C	1.10
Class R6	1.04
Administrator Class	0.95
Institutional Class	1.01
1.	The Administrator Class exchange ratio provided here represents the exchange ratio of this class to the Institutional Class of the respective Acquiring Fund.

ALLSPRING ADJUSTABLE RATE GOVERNMENT FUND INTO ALLSPRING ULTRA SHORT-TERM INCOME FUND

	Allspring Adjustable Rate Government Fund (Target Fund)	Allspring Ultra Short-Term Income Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$61,641,740	$156,685,837	$0	$218,327,577
Class C	$1,069,109	$3,183,834	$0	$4,252,943
Class A2	N/A	$65,727,342	$0	$65,727,342
Administrator Class	$887,142	$14,243,919	$(887,142)[1]	$14,243,919
Institutional Class	$118,507,740	$981,517,670	$887,142[1]	$1,100,912,552
Total	$182,105,731	$1,221,358,602	$0	$1,403,464,333
Net Asset Value per Share
Class A	$8.88	$8.83	$0	$8.83
Class C	$8.86	$8.82	$0	$8.82
Class A2	N/A	$8.82	$0	$8.82
Administrator Class	$8.88	$8.79	$0	$8.79
Institutional Class	$8.88	$8.82	$0	$8.82
Total Shares Outstanding
Class A	6,944,016	17,747,589	38,067[2]	24,729,672
Class C	120,677	361,046	560[2]	482,283
Class A2	N/A	7,450,346	N/A	7,450,346
Administrator Class	99,890	1,620,931	(99,890)[1]	1,620,931

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	Allspring Adjustable Rate Government Fund (Target Fund)	Allspring Ultra Short-Term Income Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Institutional Class	13,348,159	111,252,739	184,983[2]	124,785,881
Total	20,512,742	138,432,651	123,720[2]	159,069,113
1.	Adjustments reflect that the Target Fund Administrator Class shareholders will receive the Acquiring Fund Institutional Class shares rather than Acquiring Fund Administrator Class shares.
2.	Adjustment reflects the conversion of respective Target Fund shares into the shares of the Acquiring Fund.

ALLSPRING DISCOVERY SMALL CAP GROWTH FUND INTO ALLSPRING EMERGING GROWTH FUND

	Allspring Discovery Small Cap Growth Fund (Target Fund)	Allspring Emerging Growth Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$53,971,339	$106,614,439	$0	$160,585,778
Class C	$226,134	$658,742	$0	$884,876
Class R6	$3,139,827	$68,175,288	$0	$71,315,115
Administrator Class	$179,054	$10,245,065	$(179,054)[1]	$10,245,065
Institutional Class	$11,272,204	$54,100,898	$179,054[1]	$65,552,156
Total	$68,788,558	$239,794,432	$0	$308,582,990
Net Asset Value per Share
Class A	$12.26	$9.03	$0	$9.03
Class C	$9.50	$5.99	$0	$5.99
Class R6	$16.17	$11.22	$0	$11.22
Administrator Class	$15.41	$9.78	$0	$9.78
Institutional Class	$16.08	$11.13	$0	$11.13
Total Shares Outstanding
Class A	4,400,667	11,805,372	1,575,584[2]	17,781,623
Class C	23,811	109,995	13,949[2]	147,755
Class R6	194,156	6,074,572	85,609[2]	6,354,337
Administrator Class	11,619	1,047,358	(11,619)[1]	1,047,358
Institutional Class	701,086	4,862,406	328,111[2]	5,891,603
Total	5,331,339	23,899,703	1,991,634[2]	31,222,676
1.	Adjustments reflect that the Target Fund Administrator Class shareholders will receive the Acquiring Fund Institutional Class shares rather than Acquiring Fund Administrator Class shares.
2.	Adjustment reflects the conversion of respective Target Fund shares into the shares of the Acquiring Fund.

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ALLSPRING LARGE COMPANY VALUE FUND INTO ALLSPRING SPECIAL LARGE CAP VALUE FUND

	Allspring Large Company Value Fund (Target Fund)	Allspring Special Large Cap Value Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$213,413,517	$262,806,367	$0	$476,219,884
Class C	$974,874	$1,177,813	$0	$2,152,687
Class R6	$1,914,181	$160,317,637	$0	$162,231,818
Administrator Class	$9,448,459	$480,749,141	$0	$490,197,600
Institutional Class	$9,256,039	$501,979,162	$0	$511,235,201
Total	$235,007,070	$1,407,030,120	$0	$1,642,037,190
Net Asset Value per Share
Class A	$13.37	$13.28	$0	$13.28
Class C	$14.13	$12.79	$0	$12.79
Class R6	$13.47	$12.94	$0	$12.94
Administrator Class	$13.60	$14.39	$0	$14.39
Institutional Class	$13.50	$13.43	$0	$13.43
Total Shares Outstanding
Class A	15,958,888	19,785,785	108,250[1]	35,852,923
Class C	69,017	92,062	7,182[1]	168,261
Class R6	142,098	12,391,935	5,861[1]	12,539,894
Administrator Class	694,811	33,411,542	(38,153)[1]	34,068,200
Institutional Class	685,509	37,384,998	3,834[1]	38,074,341
Total	17,550,323	103,066,322	86,974[1]	120,703,619
1.	Adjustment reflects the conversion of respective Target Fund shares into the shares of the Acquiring Fund.

ADDITIONAL INFORMATION

Each Target Fund and Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC.

These items are available on the SEC’s website at www.sec.gov.

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

Allspring Funds Trust

AGREEMENT AND PLAN OF REORGANIZATION
Dated as of June 26, 2025

This AGREEMENT AND PLAN OF REORGANIZATION (this “Plan”) made as of this June 26, 2025 by Allspring Funds Trust (“Funds Trust”), a Delaware statutory trust, for itself and on behalf of its respective Acquiring Fund and its respective Target Fund, as indicated in the chart below; and as to Section 15 of this Plan only, Allspring Funds Management, LLC (“Allspring Funds Management”), the investment manager to each series of Funds Trust.

Target Fund	Acquiring Fund
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	Ultra Short-Term Income Fund Class A Class C Institutional Class Institutional Class
Discovery Small Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	Emerging Growth Fund Class A Class C Class R6 Institutional Class Institutional Class
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	Special Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class

WHEREAS, Funds Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);’

WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of its corresponding Target Fund (“Corresponding Target Fund”), as set forth in the chart above opposite a corresponding Acquiring Fund (“Corresponding Acquiring Fund”), in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (the “Reorganization”); and

WHEREAS the parties intend that the Reorganization will be treated as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions. The following terms shall have the following meanings:

1933 Act: The Securities Act of 1933, as amended.

1934 Act: The Securities Exchange Act of 1934, as amended.

Acquiring Class: The class of the Acquiring Fund’s shares that Funds Trust will issue to the shareholders of the Target Fund Class, as set forth above.

Acquiring Fund: Each Fund listed in the column entitled “Acquiring Fund,” as set forth above.

Acquiring Fund Financial Statements: The audited financial statements of the Acquiring Fund for its most recently completed fiscal year and the unaudited financial statements of the Acquiring Fund for its most recently completed semi-annual period.

Assets: All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include all cash, cash

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equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund’s books.

Assets List: A list of securities and other Assets and Known Liabilities of or attributable to the Target Fund as of the date provided.

Board: The Board of Trustees of Funds Trust.

Closing Date: July 25, 2025, or such other date as the parties may agree to in writing with respect to the Reorganization.

Corresponding Acquiring Class: The Acquiring Fund share class as set forth above.

Corresponding Acquiring Fund: The Acquiring Fund set forth opposite a Target Fund above.

Corresponding Target Class: The Target Fund share class set forth opposite an Acquiring Class above.

Corresponding Target Fund: The Target Fund set forth opposite an Acquiring Fund above.

Effective Time: 9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.

Fund: An Acquiring Fund or a Target Fund.

Know, Known or Knowledge: Known after reasonable inquiry.

Liabilities: All liabilities of, allocated or attributable to, a Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

Registration Statement: The Trust’s registration statement on Form N-1A, as filed with the SEC and in effect from time to time.

Reorganization Documents: Such bills of sale, assignments, and other instruments of transfer as Funds Trust deems desirable for the Target Fund to transfer to the Acquiring Fund all rights and title to and interest in the Target Fund’s Assets and Liabilities and for the Acquiring Fund to assume the Target Fund’s Assets and Liabilities.

Target Class: The Target Fund share class set forth opposite an Acquiring Class above.

Target Fund: Each Fund listed in the column entitled “Target Fund” above.

Target Fund Financial Statements: The audited financial statements of the Target Fund for its most recently completed fiscal year and the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

Valuation Time: The time on the Reorganization’s Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that Funds Trust determines the net asset value of the shares of the Acquiring Fund and determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund’s and Target Fund’s Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

2. Regulatory Filings. Funds Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities.

3. Transfer of Target Fund Assets. Funds Trust shall take the following steps with respect to the Reorganization:

(a) At the Effective Time, Funds Trust with respect to the Target Fund shall assign, transfer, deliver and convey all of the Target Fund’s Assets to its Corresponding Acquiring Fund on the bases described in Subsection 3(c) of this Plan. Funds Trust with respect to the Acquiring Fund shall then accept the Target Fund’s Assets and assume the Target Fund’s Liabilities such that at and after the Effective Time (i) all of the Target Fund’s Assets at or after the Effective Time shall become and be the Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund’s Liabilities at the Effective Time shall attach to its Corresponding Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

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(b) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Target Fund’s Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise its Corresponding Target Fund in writing of any investments shown on the Assets List that the Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Acquiring Fund.

(c) Funds Trust shall assign, transfer, deliver and convey the Target Fund’s Assets to its Corresponding Acquiring Fund at the Reorganization’s Effective Time on the following bases: (1) In exchange for the transfer of the Assets, Funds Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. Funds Trust shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Known Liabilities attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, Funds Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Known Liabilities of the Corresponding Target Class, (2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Known Liabilities, as of the Valuation Time substantially in accordance with Funds Trust’s current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing, and (3) Funds Trust shall cause its custodian to transfer the Target Fund’s Assets with good and marketable title to the account of the Acquiring Fund. Funds Trust shall cause its custodian to transfer all cash in the form of immediately available funds. Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund’s account at the Effective Time to the Acquiring Fund’s account at the earliest practicable date thereafter.

4. Liquidation and Termination of Target Fund, Registration of Shares and Access to Records. Funds Trust also shall take the following steps for the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, Funds Trust shall dissolve and liquidate the Target Fund, and terminate the Target Fund as an authorized series of Funds Trust, in accordance with applicable law and its Amended and Restated Declaration of Trust (the “Declaration of Trust”) by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that Funds Trust declared with respect to the shareholder’s Corresponding Target Class shares before the Effective Time. Funds Trust shall record on its books the ownership by the shareholders of the Acquiring Fund shares; Funds Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each Corresponding Target Class. Funds Trust does not issue certificates representing Fund shares and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust shall wind up the affairs of the Target Fund.

(b) If a former Target Fund shareholder requests a change in the registration of the shareholder’s Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.

5. Representations, Warranties and Agreements of Funds Trust. Funds Trust, on behalf of itself, and, as appropriate, the Target Fund and the Acquiring Fund, represents and warrants to, and agrees with, the Acquiring Fund and the Target Fund, respectively as follows:

(a) Funds Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board duly established and designated each Fund as a series of Funds Trust and each Acquiring Class as a class of the Acquiring Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act.

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(b) Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Funds Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of Funds Trust. Funds Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) The Fund has qualified as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and will continue to so qualify until the Effective Time and has computed its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) Funds Trust has duly authorized the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall have been registered for sale under the 1933 Act and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(f) The Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. The Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement currently in effect. The value of the Assets net of Known Liabilities of the Acquiring Fund has been determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund.

(g) Funds Trust does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Funds Trust or any Fund or its Assets or businesses. There are no facts that Funds Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Funds Trust or any Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Neither Funds Trust nor any Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

(h) Funds Trust is not a party to any contracts, agreements, franchises, licenses or permits relating to the Funds except those entered into or granted in the ordinary course of its business, in each case under which no material default exists. Funds Trust is not a party to or subject to any employee benefit plan, lease or franchise of any kind or nature whatsoever on behalf of any Fund.

(i) Funds Trust has timely filed all tax returns, for the Funds for all of their taxable years to and including their most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns. To the knowledge of Funds Trust, no such tax return has been or is currently under audit and no assessment has been asserted with respect to any return. Funds Trust will file all of the Fund’s tax returns for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(j) Since the date of the Target Fund Financial Statements and the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund or Acquiring Fund, respectively. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

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(k) The Target Fund Financial Statements and the Acquiring Fund Financial Statements, fairly present the financial position of the Acquiring Fund as of the Fund’s most recent fiscal year-end and the results of the Fund’s operations and changes in the Fund’s net assets for the periods indicated. The Target Fund Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(l) To the Knowledge of Funds Trust, neither the Target Fund nor the Acquiring Fund has any Liabilities, whether or not determined or determinable, other than Liabilities disclosed or provided for in the Target Fund Financial Statements and the Acquiring Fund Financial Statements, respectively, or Liabilities incurred in the ordinary course of business.

(m) Except as otherwise provided herein, Funds Trust shall operate the business of each Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of dividends and distributions approved by the Board in anticipation of the Reorganization. Notwithstanding the foregoing, each Fund shall (i) complete all measures prior to the Effective Time to ensure that the Reorganization will be treated as a “reorganization” within the meaning of Section 368(a) of the Code; and (ii) take all other appropriate action necessary to ensure satisfaction of representations in certificates to be provided to Kirkland & Ellis LLP in connection with its opinion described in Section 6(d), regardless of whether any measures or actions described in this sentence are in the ordinary course.

6. Conditions to a Target Fund’s Obligations. The obligations of Funds Trust with respect to the Reorganization shall be subject to the following conditions precedent:

(a) Funds Trust shall have duly executed and delivered the Target Fund Reorganization Documents.

(b) All representations and warranties of Funds Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

(c) Funds Trust, on behalf of itself, and, as appropriate, the Target Fund and the Acquiring Fund, shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary stating that the representations and warranties of Funds Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.

(d) Funds Trust shall have received an opinion dated as of the Closing Date in a form reasonably satisfactory to it of Kirkland & Ellis LLP, upon which each Fund and its shareholders may rely, based upon representations reasonably acceptable to Kirkland & Ellis LLP made in certificates provided by Funds Trust, on behalf of itself and the Fund, the Funds’ affiliates and/or principal shareholders, substantially to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368(a) of the Code.

(e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(g) Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Effective Time.

(h) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, and unless, in the opinion of Kirkland & Ellis LLP, a Target Fund’s Reorganization constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code, (ii) amounts equal to the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

(i) The Board of Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 9 of this Plan.

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(j) The shareholders of the Target Fund whose shareholders are being asked to approve the Reorganization shall have approved the Reorganization if and to the extent, and in the manner, required by Funds Trust’s Declaration of Trust and applicable law.

7. Tax Matters. Except where otherwise required by law, Funds Trust shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a “reorganization”, within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

8. Termination of Plan. This Plan may be terminated at any time prior to the Closing Date with respect to a Reorganization by approval of the Board.

9. Survival of Representations and Warranties. The representations and warranties of Funds Trust shall survive the completion of the transactions contemplated herein.

10. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

11. Amendments. Funds Trust may, by agreement in writing authorized by the Board, amend this Plan with respect to the Reorganization at any time. This Section shall not preclude Funds Trust from changing the Closing Date or the Effective Time of a Reorganization.

12. Waivers. At any time prior to the Closing Date, Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Funds Trust agrees that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

13. Limitation on Liabilities. The obligations of Funds Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Funds Trust personally, but shall bind only the Assets and property of the particular Fund. The execution and delivery of this Plan by the officers of Funds Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

14. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

15. Expenses. Allspring Funds Management hereby agrees to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of Allspring Funds Management (which affiliated persons do not include any series of Funds Trust) in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

ALLSPRING FUNDS TRUST
for itself and on behalf of its Target Funds

BY
/s/ Matthew Prasse
Name: Matthew Prasse
Title: Chief Legal Officer and Secretary

ATTEST:

/s/ Kate Johnson
Name: Kate Johnson
Title: Assistant Secretary

ALLSPRING FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 15 only)

BY
/s/ John Kenney
Name: John Kenney
Title: President and Chief Executive Officer

ATTEST:

/s/ Paul Haast
Name: Paul Haast
Title: Officer

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Exhibit B

COMPARISON OF THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES

Borrowing
Target Funds/Acquiring Funds
The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and anyexemptive orders obtained thereunder

Commodities
Target Funds/Acquiring Funds

purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments

Concentration
Target Funds/Acquiring Funds

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements[1]

1.	For Emerging Growth Fund the concentration is substantially similar, except it may also concentrate in municipal securities. As municipal securities are not an industry for purposes of the concentration policy, the Discovery Small Cap Growth Fund may also concentrate in municipal securities under its policy. As such, in practice, the concentration policies are not materially different.

Diversification
Target Funds/Acquiring Funds

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies

Issuing Senior Securities
Target Funds/Aquiring Funds
The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder

Lending
Target Funds/Acquiring Funds

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans

Real Estate
Target Funds/Acquiring Funds

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)

Underwriting
Target Funds/Acquiring Funds

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting

B-1 |

Exhibit C

FINANCIAL HIGHLIGHTS

Allspring Discovery Small Cap Growth Fund

Year ended March 31
Class A	2025
Net asset value, beginning of period	$12.54
Net investment loss	(0.12) [1]
Net realized and unrealized gains (losses) on investments	(0.35)
Total from investment operations	(0.47)
Distributions to shareholders from
Net realized gains	0.00
Net asset value, end of period	$12.07
Total return[2]	(3.75) %
Ratios to average net assets (annualized)
Gross expenses	1.55%
Net expenses	1.22%
Net investment loss	(0.93) %
Supplemental data
Portfolio turnover rate	98%
Net assets, end of period (000s omitted)	$53,639
1	Calculated based upon average shares outstanding
2	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.

Year ended March 31
Class C	2025
Net asset value, beginning of period	$9.79
Net investment loss	(0.17) [1]
Payment from affiliate	0.00
Net realized and unrealized gains (losses) on investments	(0.27)
Total from investment operations	(0.44)
Distributions to shareholders from
Net realized gains	0.00
Net asset value, end of period	$9.35
Total return[2]	(4.49) %
Ratios to average net assets (annualized)
Gross expenses	2.30%
Net expenses	1.97%
Net investment loss	(1.69) %
Supplemental data
Portfolio turnover rate	98%
Net assets, end of period (000s omitted)	$223
1	Calculated based upon average shares outstanding
2	Total return calculations do not include any sales charges. Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.

C-1 |

Year ended March 31
Class R6	2025
Net asset value, beginning of period	$16.46
Net investment loss	(0.09) [1]
Net realized and unrealized gains (losses) on investments	(0.47)
Total from investment operations	(0.56)
Distributions to shareholders from
Net realized gains	0.00
Net asset value, end of period	$15.90
Total return[2]	(3.40) %
Ratios to average net assets (annualized)
Gross expenses	1.13%
Net expenses	0.80%
Net investment loss	(0.51) %
Supplemental data
Portfolio turnover rate	98%
Net assets, end of period (000s omitted)	$3,140
1	Calculated based upon average shares outstanding
2	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere. Returns for periods of less than one year are not annualized.

Year ended March 31
Administrator Class	2025
Net asset value, beginning of period	$15.75
Net investment loss	(0.14) [1]
Payment from affiliate	0.00
Net realized and unrealized gains (losses) on investments	(0.45)
Total from investment operations	(0.59)
Distributions to shareholders from
Net realized gains	0.00
Net asset value, end of period	$15.16
Total return[2]	(3.75) %
Ratios to average net assets (annualized)
Gross expenses	1.48%
Net expenses	1.15%
Net investment loss	(0.86) %
Supplemental data
Portfolio turnover rate	98%
Net assets, end of period (000s omitted)	$176
1	Calculated based upon average shares outstanding
2	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.

 | C-2

Year ended March 31
Institutional Class	2025
Net asset value, beginning of period	$16.39
Net investment loss	(0.11) [1]
Net realized and unrealized gains (losses) on investments	(0.47)
Total from investment operations	(0.58)
Distributions to shareholders from
Net realized gains	0.00
Net asset value, end of period	$15.81
Total return[2]	(3.54) %
Ratios to average net assets (annualized)
Gross expenses	1.23%
Net expenses	0.90%
Net investment loss	(0.63) %
Supplemental data
Portfolio turnover rate	98%
Net assets, end of period (000s omitted)	$11,420
1	Calculated based upon average shares outstanding
2	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.

C-3 |

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|
INFO0356 07-25

© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.	www.allspringglobal.com

ALLSPRING FUNDS TRUST
PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

ALLSPRING FUNDS TRUST

1415 VANTAGE PARK DRIVE, 3RD FLOOR, CHARLOTTE, NC 28203
1-800-222-8222

PART B
STATEMENT OF ADDITIONAL INFORMATION

July 1, 2025

Relating to the acquisition of assets of

ALLSPRING ADJUSTABLE RATE GOVERNMENT FUND
ALLSPRING DISCOVERY SMALL CAP GROWTH FUND
ALLSPRING LARGE COMPANY VALUE FUND
each, a series of
ALLSPRING FUNDS TRUST

by and in exchange for shares of
ALLSPRING ULTRA SHORT-TERM INCOME FUND
ALLSPRING EMERGING GROWTH FUND
ALLSPRING SPECIAL LARGE CAP VALUE FUND
each, a series of
ALLSPRING FUNDS TRUST

Class A, Class C, Class R6, Administrator Class, Institutional Class

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus/Information Statement dated July 1, 2025. The Prospectus/Information Statement, into which this SAI has been incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Allspring Funds, PO Box 219967, Kansas City, MO 64121-99676. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.

INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT OF ADDITIONAL INFORMATION

This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1.	The Statement of Additional Information dated January 1, 2025, as supplemented to date, for Allspring Adjustable Rate Government Fund and Allspring Ultra Short-Term Income Fund which was filed electronically with the Securities and Exchange Commission on December 23, 2024, File No. 811-09253, on Form N-1A, accession no. 0001081400-24-000740.

2.	The Statement of Additional Information dated August 1, 2024, as supplemented to date, for Allspring Discovery Small Cap Growth Fund which was filed electronically with the Securities and Exchange Commission on July 25, 2024, File No. 811-09253, on Form N-1A, accession no. 0001081400-24-000396.

3.	The Statement of Additional Information dated September 1, 2024, as supplemented to date, for Allspring Emerging Growth Fund which was filed electronically with the Securities and Exchange Commission on August 23, 2024, File No. 811-09253, on Form N-1A, accession no. 0001081400-24-000490.

4.	The Statement of Additional Information dated December 1, 2024, as supplemented to date, for Allspring Large Company Value Fund and Allspring Special Large Cap Value Fund which was filed electronically with the Securities and Exchange Commission on November 26, 2024, File No. 811-09253, on Form N-1A, accession no. 0001081400-24-000710.

5.	The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Allspring Adjustable Rate Government Fund and Allspring Ultra Short-Term Income Fund, each for the fiscal year ended August 31, 2024, filed electronically with the Securities and Exchange Commission on October 30, 2024, File No. 811-09253, accession no. 0001193125-24-247308.

6.	The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Allspring Discovery Small Cap Growth Fund, for the fiscal year ended March 31, 2025, filed electronically with the Securities and Exchange Commission on May 29, 2025, File No. 811-09253, accession no. 0001193125-25-130184.

1 |

7.	The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Allspring Emerging Growth Fund, for the fiscal year ended April 30, 2024, filed electronically with the Securities and Exchange Commission on July 1, 2024, File No. 811-09253, accession no. 0001193125-24-173382.

8.	The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Allspring Large Company Value Fund and Allspring Special Large Cap Value Fund, each for the fiscal year ended July 31, 2024, filed electronically with the Securities and Exchange Commission on October 1, 2024, File No. 811-09253, accession no. 0001193125-24-229958.

9.	The financial statements, including the notes to the financial statements, contained in the semi-annual report for Allspring Adjustable Rate Government Fund and Allspring Ultra Short-Term Income Fund, each for the fiscal half-year ended February 28, 2025, filed electronically with the Securities and Exchange Commission on April 29, 2025, File No. 811-09253, accession no. 0001193125-25-103197.

10.	The financial statements, including the notes to the financial statements, contained in the semi-annual report for Allspring Emerging Growth Fund, for the fiscal half-year ended October 31, 2024, filed electronically with the Securities and Exchange Commission on January 3, 2025, File No. 811-09253, accession no. 0001193125-25-001231.

11.	The financial statements, including the notes to the financial statements, contained in the semi-annual report for Allspring Large Company Value Fund and Allspring Special Large Cap Value Fund, each for the fiscal half-year ended January 31, 2025, filed electronically with the Securities and Exchange Commission on March 28, 2025, File No. 811-09253, accession no. 0001193125-25-066940.

In addition, this SAI includes the Supplemental Financial Information provided below.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Acquiring Fund and each Target Fund, and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations, is included in the sections entitled SHAREHOLDER FEE AND FUND EXPENSE COMPARISON of the Prospectus/Information Statement.

With respect to each Merger, the Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Target Fund is eligible to be held by the Acquiring Fund. However, with respect to the Merger of the Adjustable Rate Government Fund into the Ultra Short-Term Income Fund, the Adjustable Rate Government Fund expects to sell a substantial portion of its portfolio securities in connection with repositioning its portfolio in anticipation of the Merger.

With respect to each Merger, there are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

 | 2

ALLSPRING FUNDS TRUST

PART C

OTHER INFORMATION

Item 15. Indemnification.

Under the terms of the Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant’s Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

Section 1. Limitation of Liability.

All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future (each a “Covered Person,” and collectively the “Covered Persons”), shall be personally liable therefor. Notwithstanding any provision in this Article IX, neither the investment adviser, Principal Underwriter or other service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article IX, except that dual officers, employees or other agents of the Trust and such entities shall be entitled to indemnification pursuant to this Article IX but only to the extent that such officer, employee or other agent was acting in his or her capacity as an officer, employee or agent of the Trust in the conduct that gave rise to the claim for indemnification. No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person’s bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. Mandatory Indemnification. (a) Subject only to the express limitations in the 1940 Act, other applicable laws, and sub-paragraph (b) below, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including, but not limited to, against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

(a) As used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, reasonable attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be entitled to indemnification for any liability arising by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence, or the reckless disregard of duties owed to the Trust (“disabling conduct”).

(c) No indemnification or advance shall be made under this Article IX to the extent such indemnification or advance: would be inconsistent with a provision of the Declaration, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or would be inconsistent with any condition expressly imposed by a court in a judgment, order, or approval of a settlement.

(d) Any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that the Covered Person was not liable by reason of disabling conduct by:

(i) a final decision on the merits by a court or other body before whom the proceeding was brought; or
(ii) in the absence of such a decision, by any reasonable and fair means established in accordance with, and subject to the requirements and limitations of, Section 17(h) of the 1940 Act and any interpretation thereunder by the Commission or its staff.

(e) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(f) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Article IX shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Article IX; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Article IX; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

(g) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 16. Exhibits.

Unless otherwise indicated, all references to the “Registration Statement” and Post-Effective Amendments thereto in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-74295; 811-09253).

Number	Exhibit Description
(1)	Amended and Restated Declaration of Trust dated December 06, 2021, is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 754, filed July 25, 2022.
(2)	Not applicable
(3)	Not applicable
(4)	Agreement and Plans of Reorganization filed herewith (Exhibit A of Form N-14).
(5)	Not applicable
(6)(a)	Investment Management Agreement with Allspring Funds Management, LLC, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 847, filed April 23, 2025.
(6)(b)

Fee and Expense Agreement between Allspring Funds Trust, Allspring Master Trust and Allspring Funds Management, LLC, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 847, filed April 23, 2025.

(6)(c)	Investment Sub-Advisory Agreement with Allspring Global Investments, LLC, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 847, filed April 23, 2025.
(6)(d)

Expense Assumption Agreement between Allspring Funds Trust and Allspring Funds Management, LLC, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 834, filed October 23, 2024.

Number	Exhibit Description
(6)(e)

Investment Sub-Advisory Agreement with Allspring Global Investments (UK) Limited dated November 1, 2021 as amended and restated December 6, 2021, is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 847, filed April 23, 2025.

(7)	Distribution Agreement with Allspring Funds Distributor, LLC, is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 847, filed April 23, 2025.
(8)	Not applicable
(9)	Master Custodian Agreement with State Street Bank and Trust Company, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 847, filed April 23, 2025.
(10)(a)	Distribution Plan, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 847, filed April 23, 2025.
(10)(b)	Rule 18f-3 Multi-Class Plan, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 847, filed April 23, 2025.
(11)	Legal Opinion is filed herewith.
(12)	Consent of Tax Counsel is to be filed by amendment.
(13)(a)

Securities Lending Agency Agreement by and among Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Funds Management, LLC and Goldman Sachs Bank USA, is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 754, filed July 25, 2022.

(13)(b)	Class-Level Administration Agreement with Allspring Funds Management, LLC, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 847, filed April 23, 2025.
(13)(c)	Transfer Agency and Service Agreement with DST Asset Manager Solutions, Inc., is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 834, filed October 23, 2024.
(13)(d)	Shareholder Servicing Plan, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 847, filed April 23, 2025.
(13)(e)

Amended and Restated Shareholder Servicing Agreement with Allspring Funds Distributor, LLC and Allspring Funds Management, LLC, is incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 847, filed April 23, 2025.

(13)(f)	Form of Fund of Funds Investment Agreement, is incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 847, filed April 23, 2025.
(14)	Consent of Independent Auditors, KPMG LLP is filed herewith.
(15)	Not applicable.
(16)(a)

Power of Attorney for William R. Ebsworth, Jane A. Freeman, Isaaiah Harris, Jr., David F. Larcker, Olivia S. Mitchell, Timothy J. Penny, James G. Polisson and Pamela Wheelock, is incorporated by reference to Exhibit (j)(1) of Post-Effective Amendment No. 826, filed July 24, 2024.

(16)(b)	Power of Attorney, John Kenney, is incorporated by reference to Exhibit (j)(2) of Post-Effective Amendment No. 841, filed January 23, 2025.
(16)(f)	Power of Attorney, Jeremy DePalma is incorporated by reference to Exhibit (j)(12) of Post-Effective Amendment No. 266, filed November 16, 2012.

Item 17. Undertakings.

(1) Allspring Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and State of Massachusetts on the 27th day of June, 2025.

ALLSPRING FUNDS TRUST

By: /s/ Maureen E. Towle

Maureen E. Towle
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

/s/ David F. Larcker David F. Larcker* Trustee	/s/ Olivia S. Mitchell Olivia S. Mitchell* Trustee	/s/ Timothy J. Penny Timothy J. Penny* Trustee
/s/ Jane A. Freeman Jane A. Freeman* Trustee	/s/ William R. Ebsworth William R. Ebsworth* Trustee	/s/ Pamela Wheelock Pamela Wheelock* Trustee
/s/ James G. Polisson James G. Polisson* Trustee	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr.* Trustee
/s/ John Kenney John Kenney* President (Principal Executive Officer)	/s/ Jeremy M. DePalma Jeremy M. DePalma* Treasurer (Principal Financial Officer)

*By: /s/ Maureen E. Towle

Maureen E. Towle
Attorney-in-Fact
June 27, 2025

Exhibit No.	Exhibits
(11)	Legal Opinion
(14)	Consent of Independent Registered Accounting Firm